                          PLEDGE AND SECURITY AGREEMENT



                            DATED AS OF JULY 22, 2004


                                      AMONG


                   ATLANTIC COAST ENTERTAINMENT HOLDINGS, INC.

                                 ACE GAMING, LLC

                                       AND

                             CERTAIN SUBSIDIARIES OF
            ATLANTIC COAST ENTERTAINMENT HOLDINGS, INC., AS GRANTORS

                                       AND

                     WELLS FARGO BANK, NATIONAL ASSOCIATION,
                                   AS TRUSTEE



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                                TABLE OF CONTENTS

                                                                         PAGE

SECTION 1. DEFINITIONS; GRANT OF SECURITY...................................1
   1.1     GENERAL DEFINITIONS..............................................1
   1.2     DEFINITIONS; INTERPRETATION......................................8
SECTION 2. GRANT OF SECURITY................................................8
   2.1     GRANT OF SECURITY................................................8
   2.2     CERTAIN LIMITED EXCLUSIONS.......................................9
SECTION 3. SECURITY FOR OBLIGATIONS; GRANTORS REMAIN LIABLE.................9
   3.1     SECURITY FOR OBLIGATIONS.........................................9
   3.2     CONTINUING LIABILITY UNDER COLLATERAL............................9
   3.3     RELEASE.........................................................10
   3.4     SUBORDINATION...................................................10
SECTION 4. REPRESENTATIONS AND WARRANTIES AND COVENANTS....................10
   4.1     GENERALLY.......................................................10
   4.2     EQUIPMENT AND INVENTORY.........................................13
   4.3     RECEIVABLES.....................................................14
   4.4     INVESTMENT RELATED PROPERTY.....................................16
   4.5     MATERIAL CONTRACTS..............................................22
   4.6     LETTER OF CREDIT RIGHTS.........................................23
   4.7     INTELLECTUAL PROPERTY...........................................24
   4.8     COMMERCIAL TORT CLAIMS..........................................27
SECTION 5. ACCESS; RIGHT OF INSPECTION AND FURTHER ASSURANCES;
             ADDITIONAL GRANTORS...........................................27
   5.1     ACCESS; RIGHT OF INSPECTION.....................................27
   5.2     FURTHER ASSURANCES..............................................27
   5.3     ADDITIONAL GRANTORS.............................................28
SECTION 6. SECURED PARTY APPOINTED ATTORNEY-IN-FACT........................28
   6.1     POWER OF ATTORNEY...............................................28
   6.2     NO DUTY ON THE PART OF SECURED PARTY............................29
   6.3     RATIFICATION....................................................29
SECTION 7. REMEDIES........................................................29
   7.1     GENERALLY.......................................................29
   7.2     APPLICATION OF PROCEEDS.........................................31
   7.3     SALES ON CREDIT.................................................31
   7.4     DEPOSIT ACCOUNTS................................................31
   7.5     INVESTMENT RELATED PROPERTY.....................................31
   7.6     INTELLECTUAL PROPERTY...........................................32
   7.7     COLLATERAL PROCEEDS.............................................33
   7.8     TAX REFUNDS.....................................................34
SECTION 8. SECURED PARTY...................................................34
SECTION 9. CONTINUING SECURITY INTEREST; TRANSFER OF NOTES.................34
SECTION 10. STANDARD OF CARE; SECURED PARTY MAY PERFORM....................35
SECTION 11. MISCELLANEOUS..................................................35
SECTION 12. Casino Control Act.............................................36
SECTION 13. Reimbursement of Legal Fees....................................36

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SCHEDULE 4.1-- GENERAL INFORMATION

SCHEDULE 4.2 -- LOCATION OF EQUIPMENT AND INVENTORY

SCHEDULE 4.4-- INVESTMENT RELATED PROPERTY

SCHEDULE 4.5-- MATERIAL CONTRACTS

SCHEDULE 4.6-- DESCRIPTION OF LETTERS OF CREDIT

SCHEDULE 4.7-- INTELLECTUAL PROPERTY

SCHEDULE 4.8-- COMMERCIAL TORT CLAIMS

EXHIBIT A-- PLEDGE SUPPLEMENT

EXHIBIT B-- FORM OF ACCOUNT CONTROL AGREEMENT

EXHIBIT C-- FORM OF PERSONAL PROPERTY SECURITY INTEREST OPINION

         This PLEDGE AND SECURITY AGREEMENT, dated as of July 22, 2004 (this "AGREEMENT"), between ACE Gaming, LLC, a New Jersey limited liability company ("ACE"), Atlantic Coast Entertainment Holdings, Inc., a Delaware corporation (the "COMPANY"), any Additional Grantor (as herein defined) (each, a "GRANTOR"), and WELLS FARGO BANK, NATIONAL ASSOCIATION, a national banking association, as trustee (in such capacity as trustee, the "SECURED PARTY"), for the Holders under an Indenture dated as of July 22, 2004 among the Company , as issuer, the Secured Party, as trustee, and ACE, as guarantor (such Indenture, as it may be amended, supplemented, or otherwise modified from time to time in accordance with its terms, the "INDENTURE").

                                    RECITALS:

         WHEREAS, each of the Company, the Secured Party, and ACE have entered into the Indenture pursuant to which the Company will issue, and ACE will guarantee, on the date hereof up to $110,000,000 aggregate principal amount of 3% Notes Due 2008 (the "NOTES");

          WHEREAS, each Grantor has agreed to secure such Grantor's obligations under the Indenture and the Notes as set forth herein, and subject to the limitations set forth herein;

         NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, each Grantor and the Secured Party agree as follows:

SECTION 1.  DEFINITIONS; GRANT OF SECURITY.

         1.1 GENERAL DEFINITIONS. In this Agreement, the following terms shall have the following meanings:

             "ACCOUNT DEBTOR" shall mean each Person who is obligated on a Receivable or any Supporting Obligation related thereto.

             "ACCOUNTS" shall mean all "accounts" as defined in Article 9 of the UCC.

             "AGREEMENT" shall have the meaning set forth in the preamble.

             "ADDITIONAL GRANTORS" shall have the meaning assigned in Section
5.3.

             "ASSIGNED AGREEMENTS" shall mean all agreements and contracts to which such Grantor is a party as of the date hereof, or to which such Grantor becomes a party after the date hereof, including, without limitation, each Material Contract, as each such agreement may be amended, supplemented or otherwise modified from time to time.

             "BANKRUPTCY CODE" means title 11 of the United States Code entitled "Bankruptcy" as now and hereafter in effect, or any successor statute.

             "B&B LICENSE AGREEMENT" means that certain License Agreement, dated May 15, 2000, as amended, between B&B Parking, Inc., as lessor and ACE as assignee of Greate Bay Hotel and Casino, Inc. as lessee, with respect to certain property located in the City of Atlantic City, County of Atlantic and State of New Jersey.

             "CASINO CONTROL ACT" means the New Jersey Casino Control Act, N.J. Stat. Ann. 5:12-1 et seq. (New Jersey Public Law 1977, C.110), and the regulations promulgated thereunder, N.J.A.C. 19:40-1.1 et seq., as from time to time amended, or any successor provision of law.


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                  "CHATTEL PAPER" shall mean all "chattel paper" as defined in
Article 9 of the UCC, including, without limitation, "electronic chattel paper" or "tangible chattel paper", as each term is defined in Article 9 of the UCC.

                  "COLLATERAL" shall have the meaning assigned in Section 2.1.

                  "COLLATERAL ACCOUNT" shall mean, initially, the account numbered 7858014223 maintained by Commerce Bank in the name of "ACE Gaming, LLC", and subsequently, any account established at a financial institution designated by the Secured Party in the name of "ACE Gaming, LLC", together with any and all successor, replacement or substituted accounts thereto.

                  "COLLATERAL RECORDS" shall mean books, records, ledger cards, files, correspondence, customer lists, blueprints, technical specifications, manuals, computer software, computer printouts, tapes, disks and related data processing software and similar items that at any time evidence or contain information relating to any of the Collateral or are otherwise necessary or helpful in the collection thereof or realization thereupon.

                  "COLLATERAL SUPPORT" shall mean all property (real or personal) assigned, hypothecated or otherwise securing any Collateral and shall include any security agreement or other agreement granting a lien or security interest in such real or personal property.

                  "COLLECTION ACCOUNT" shall mean any account established at a financial institution, in the name of any Grantor, to which proceeds of Receivables are generally deposited, together with any and all successor, replacement or substituted accounts thereto.

                  "COMMERCIAL TORT CLAIMS" shall mean all "commercial tort claims" as defined in Article 9 of the UCC, including, without limitation, all commercial tort claims listed on Schedule 4.8 (as such schedule may be amended or supplemented from time to time).

                  "COMMODITIES ACCOUNTS" (i) shall mean all "commodity accounts" as defined in Article 9 of the UCC and (ii) shall include, without limitation, all of the accounts listed on Schedule 4.4 under the heading "Commodities Accounts" (as such schedule may be amended or supplemented from time to time).

                  "COMPANY" shall have the meaning set forth in the recitals.

                  "CONCENTRATION ACCOUNT" shall mean all of the accounts listed on Schedule 4.4(A) under the heading "Deposit Accounts: Concentration Account" (as such schedule may be amended or supplemented from time to time), together with any and all successor, replacement or substituted accounts thereto.

                  "CONTROLLED FOREIGN CORPORATION" shall mean "controlled foreign corporation" as defined in the Tax Code.

                  "COPYRIGHT LICENSES" shall mean any and all agreements providing for the granting of any right in or to Copyrights (whether such Grantor is licensee or licensor thereunder) including, without limitation, each agreement referred to in Schedule 4.7(B) (as such schedule may be amended or supplemented from time to time).

                  "COPYRIGHTS" shall mean all United States, state and foreign copyrights, all mask works fixed in semi-conductor chip products (as defined under 17 U.S.C. 901 of the U.S. Copyright Act), whether registered or unregistered, now or hereafter in force throughout the world, all registrations and applications therefor including, without limitation, the applications referred to in Schedule 4.7(A) (as such schedule may be amended or supplemented from time to time), all rights corresponding thereto throughout the world, all extensions and renewals of any thereof, the right to sue for past, present and future infringements of any of the foregoing, and all proceeds of the foregoing, including, without limitation, licenses, royalties, income, payments, claims, damages, and proceeds of suit.

                  "DEPOSIT ACCOUNTS" (i) shall mean all "deposit accounts" as defined in Article 9 of the UCC and in any event shall include any demand, time, savings, passbook or title account maintained with a depository institution and
(ii) shall include, without limitation, all of the accounts listed on Schedule
4.4 under the heading "Deposit Accounts" (as such schedule may be amended or supplemented from time to time), including, without limitation, the Collateral Account, the Concentration Account, the Collection Accounts, and the ZBA Accounts.

                  "DOCUMENTS" shall mean all "documents" as defined in Article 9 of the UCC.

                  "EQUIPMENT" shall mean: (i) all "equipment" as defined in
Article 9 of the UCC, (ii) all machinery, manufacturing equipment, data processing equipment, computers, office equipment, furnishings, furniture, appliances, fixtures and tools (in each case, regardless of whether characterized as equipment under the UCC), (iii) the "People-Mover" as such term is defined in the Mortgage, (iv) all gaming equipment, slot machines, and gaming tables, and (v) all accessions or additions thereto, all parts thereof, whether or not at any time of determination incorporated or installed therein or attached thereto, and all replacements therefor, wherever located, now or hereafter existing, including any fixtures.

                  "EVENT OF DEFAULT" shall mean an Event of Default as defined in the Indenture.

                  "GAMING RELATED ITEMS" shall mean all Accounts deriving solely from gaming activities.

                  "GENERAL INTANGIBLES" (i) shall mean all "general intangibles" as defined in Article 9 of the UCC and (ii) shall include, without limitation, all interest rate or currency protection or hedging arrangements, all tax refunds (including, but not limited to any abatements or refunds of real estate taxes paid for prior periods as a result of successful prosecution or settlement of an appeals procedure or otherwise), all tax claims, all licenses (including, but not limited to the B&B License Agreement), permits, concessions and authorizations, all Assigned Agreements and all Intellectual Property (in each case, regardless of whether characterized as general intangibles under the UCC).

                  "GOODS" (i) shall mean all "goods" as defined in Article 9 of the UCC and (ii) shall include, without limitation, all Inventory and Equipment (in each case, regardless of whether characterized as goods under the UCC).

                  "GOVERNMENTAL AUTHORITY" means any federal, state, municipal, national or other government, governmental department, commission, board, bureau, court, agency or instrumentality or political subdivision thereof or any entity or officer exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to any government or any court, in each case whether associated with a state of the United States, the United States, or a foreign entity or government.

                  "GRANTORS" shall have the meaning set forth in the preamble.

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                  "HOLDER" shall have the meaning set forth in the Indenture.

                  "INSTRUMENTS" shall mean all "instruments" as defined in
Article 9 of the UCC.

                  "INDENTURE" shall have the meaning set forth in the recitals.

                  "INSURANCE" shall mean: (i) all insurance policies covering any or all of the Collateral (regardless of whether the Secured Party is the loss payee thereof) and (ii) any key man life insurance policies.

                  "INTELLECTUAL PROPERTY" shall mean, collectively, the Copyrights, the Copyright Licenses, the Patents, the Patent Licenses, the Trademarks, the Trademark Licenses (including, but not limited to, all licenses granted under that certain License Agreement, made by and between Las Vegas Sands, Inc. and Greate Bay Hotel and Casino, Inc., executed on or around the date hereof), the Trade Secrets, and the Trade Secret Licenses and in any event shall include all present and future rights, priorities and privileges relating to intellectual property arising under United States, multinational or foreign laws or otherwise.

                  "INVENTORY" shall mean: (i) all "inventory" as defined in
Article 9 of the UCC and (ii) all goods held for sale or lease or to be furnished under contracts of service or so leased or furnished, all raw materials, work in process, finished goods, and materials used or consumed in the manufacture, packing, shipping, advertising, selling, leasing, furnishing or production of such inventory or otherwise used or consumed in any Grantor's business; all goods in which any Grantor has an interest in mass or a joint or other interest or right of any kind; and all goods which are returned to or repossessed by any Grantor, all computer programs embedded in any goods and all accessions thereto and products thereof (in each case, regardless of whether characterized as inventory under the UCC).

                  "INVESTMENT ACCOUNTS" shall mean the Securities Accounts, Commodities Accounts and Deposit Accounts.

                  "INVESTMENT RELATED PROPERTY" shall mean: (i) all "investment property" (as such term is defined in Article 9 of the UCC) and (ii) all of the following (regardless of whether classified as investment property under the UCC): all Pledged Equity Interests, Pledged Debt, the Investment Accounts and certificates of deposit.

                  "LETTER OF CREDIT RIGHT" shall mean "letter-of-credit right" as defined in Article 9 of the UCC.

                  "MATERIAL ADVERSE EFFECT" shall mean a material adverse change in the business, prospects, operations, results of operations, assets, liabilities or condition (financial or otherwise) of the Grantors (taken as a whole), (b) the material impairment of the ability of the Grantors (taken as a whole) to perform their Obligations, or of the Secured Party's ability to enforce the Obligations or realize upon a material portion of the Collateral, or
(c) a material impairment of the priority of the liens with respect to a material portion of the Collateral as a result of an action or failure to act on the part of any Grantor.

                  "MATERIAL CONTRACTS" means any contract or other arrangement to which a Grantor or any of its Subsidiaries is a party (other than the Indenture and the Notes) for which breach, nonperformance, cancellation or failure to renew could reasonably be expected to have a Material Adverse Effect.

                  "MONEY" shall mean "money" as defined in the UCC.

                  "NON-ASSIGNABLE CONTRACT" shall mean any agreement, contract or license to which any Grantor is a party that by its terms purports to restrict or prevent the assignment or granting of a security interest therein (either by its terms or by any federal or state statutory prohibition or otherwise irrespective of whether such prohibition or restriction is enforceable under Sections 9-406 through 409 of the UCC).

                  "NOTES" shall have the meaning set forth in the Indenture.

                  "OBLIGATIONS" shall mean the principal, interest, fees and any other obligations or liabilities of the Grantors under, arising from, in connection with or relating to the Notes, the Indenture, the Security Documents and this Agreement.

                  "PATENT LICENSES" shall mean all agreements providing for the granting of any right in or to Patents (whether such Grantor is licensee or licensor thereunder) including, without limitation, each agreement referred to in Schedule 4.7(D) (as such schedule may be amended or supplemented from time to time).

                  "PATENTS" shall mean all United States, state and foreign patents and applications for letters patent throughout the world, including, but not limited to each patent and patent application referred to in Schedule 4.7(C) (as such schedule may be amended or supplemented from time to time), all reissues, divisions, continuations, continuations-in-part, extensions, renewals, and reexaminations of any of the foregoing, all rights corresponding thereto throughout the world, and all proceeds of the foregoing including, without limitation, licenses, royalties, income, payments, claims, damages, and proceeds of suit and the right to sue for past, present and future infringements of any of the foregoing.

                  "PLEDGED DEBT" shall mean all Indebtedness owed to such Grantor, including, without limitation, all Indebtedness described on Schedule 4.4(A) under the heading "Pledged Debt" (as such schedule may be amended or supplemented from time to time), issued by the obligors named therein, the instruments evidencing such Indebtedness, and all interest, cash, instruments and other property or proceeds from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such Indebtedness.

                  "PLEDGED EQUITY INTERESTS" shall mean all Pledged Stock, Pledged LLC Interests, Pledged Partnership Interests and Pledged Trust Interests.

                  "PLEDGED LLC INTERESTS" shall mean all interests in any limited liability company including, without limitation, all limited liability company interests listed on Schedule 4.4(A) under the heading "Pledged LLC Interests" (as such schedule may be amended or supplemented from time to time) and the certificates, if any, representing such limited liability company interests and any interest of such Grantor on the books and records of such limited liability company or on the books and records of any securities intermediary pertaining to such interest and all dividends, distributions, cash, warrants, rights, options, instruments, securities and other property or proceeds from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such limited liability company interests.

                  "PLEDGED PARTNERSHIP INTERESTS" shall mean all interests in any general partnership, limited partnership, limited liability partnership or other partnership including, without limitation, all partnership interests listed on Schedule 4.4(A) under the heading "Pledged Partnership Interests" (as such schedule may be amended or supplemented from time to time) and the certificates, if any, representing such partnership interests and any interest of such Grantor on the books and records of such partnership or on the books and records of any securities intermediary pertaining to such interest and all dividends,



                                       5
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distributions, cash, warrants, rights, options, instruments, securities and other property or proceeds from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such partnership interests.

                  "PLEDGED TRUST INTERESTS" shall mean all interests in a Delaware business trust or other trust including, without limitation, all trust interests listed on Schedule 4.4(A) under the heading "Pledged Trust Interests" (as such schedule may be amended or supplemented from time to time) and the certificates, if any, representing such trust interests and any interest of such Grantor on the books and records of such trust or on the books and records of any securities intermediary pertaining to such interest and all dividends, distributions, cash, warrants, rights, options, instruments, securities and other property or proceeds from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such trust interests.

                  "PLEDGED STOCK" shall mean all shares of capital stock owned by such Grantor, including, without limitation, all shares of capital stock described on Schedule 4.4(A) under the heading "Pledged Stock" (as such schedule may be amended or supplemented from time to time), and the certificates, if any, representing such shares and any interest of such Grantor in the entries on the books of the issuer of such shares or on the books of any securities intermediary pertaining to such shares, and all dividends, distributions, cash, warrants, rights, options, instruments, securities and other property or proceeds from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such shares.

                  "PLEDGE SUPPLEMENT" shall mean any supplement to this agreement in substantially the form of Exhibit A.

                  "PROCEEDS" shall mean: (i) all "proceeds" as defined in
Article 9 of the UCC, (ii) payments or distributions made with respect to any Investment Related Property and (iii) whatever is receivable or received when Collateral or proceeds are sold, exchanged, collected or otherwise disposed of, whether such disposition is voluntary or involuntary.

                  "RECEIVABLES" shall mean all rights to payment, whether or not earned by performance, for goods or other property sold, leased, licensed, assigned or otherwise disposed of, or services rendered or to be rendered, including, without limitation all such rights constituting or evidenced by any Account, Chattel Paper, Instrument, General Intangible or Investment Related Property, together with all of Grantor's rights, if any, in any goods or other property giving rise to such right to payment and all Collateral Support and Supporting Obligations related thereto and all Receivables Records.

                  "RECEIVABLES RECORDS" shall mean (i) all original copies of all documents, instruments or other writings or electronic records or other Records evidencing the Receivables, (ii) all books, correspondence, credit or other files, Records, ledger sheets or cards, invoices, and other papers relating to Receivables, including, without limitation, all tapes, cards, computer tapes, computer discs, computer runs, record keeping systems and other papers and documents relating to the Receivables, whether in the possession or under the control of Grantor or any computer bureau or agent from time to time acting for Grantor or otherwise, (iii) all evidences of the filing of financing statements and the registration of other instruments in connection therewith, and amendments, supplements or other modifications thereto, notices to other creditors or secured parties, and certificates, acknowledgments, or other writings, including, without limitation, lien search reports, from filing or other registration officers, (iv) all credit information, reports and memoranda relating thereto and (v) all other written or nonwritten forms of information related in any way to the foregoing or any Receivable.

                  "RECORD" shall have the meaning specified in Article 9 of the UCC.



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

                  "SECURED OBLIGATIONS" shall have the meaning assigned in
Section 3.1.

                  "SECURED PARTY" shall have the meaning set forth in the Recitals.

                  "SECURITIES ACCOUNTS" (i) shall mean all "securities accounts" as defined in Article 8 of the UCC and (ii) shall include, without limitation, all of the accounts listed on Schedule 4.4(A) under the heading "Securities Accounts" (as such schedule may be amended or supplemented from time to time).

                  "SUPPORTING OBLIGATION" shall mean all "supporting obligations" as defined in Article 9 of the UCC.

                  "TAX CODE" shall mean the United States Internal Revenue Code of 1986, as amended from time to time.

                  "TRADEMARK LICENSES" shall mean any and all agreements providing for the granting of any right in or to Trademarks (whether such Grantor is licensee or licensor thereunder) including, without limitation, each agreement referred to in Schedule 4.7(F) (as such schedule may be amended or supplemented from time to time).

                  "TRADEMARKS" shall mean all United States, state and foreign trademarks, trade names, corporate names, company names, business names, fictitious business names, internet domain names, trade styles, service marks, certification marks, collective marks, logos, other source or business identifiers, designs and general intangibles of a like nature, all registrations and applications for any of the foregoing including, but not limited to the registrations and applications referred to in Schedule 4.7(E) (as such schedule may be amended or supplemented from time to time), all extensions or renewals of any of the foregoing, all of the goodwill of the business connected with the use of and symbolized by the foregoing, the right to sue for past, present and future infringement or dilution of any of the foregoing or for any injury to goodwill, and all proceeds of the foregoing, including, without limitation, licenses, royalties, income, payments, claims, damages, and proceeds of suit.

                  "TRADE SECRET LICENSES" shall mean any and all agreements providing for the granting of any right in or to Trade Secrets (whether such Grantor is licensee or licensor thereunder) including, without limitation, each agreement referred to in Schedule 4.7(G) (as such schedule may be amended or supplemented from time to time).

                  "TRADE SECRETS" shall mean all trade secrets and all other confidential or proprietary information and know-how now or hereafter owned or used in, or contemplated at any time for use in, the business of such Grantor (all of the foregoing being collectively called a "Trade Secret"), whether or not such Trade Secret has been reduced to a writing or other tangible form, including all documents and things embodying, incorporating, or referring in any way to such Trade Secret, the right to sue for past, present and future infringement of any Trade Secret, and all proceeds of the foregoing, including, without limitation, licenses, royalties, income, payments, claims, damages, and proceeds of suit.

                  "UNITED STATES" shall mean the United States of America.

                  "ZBA ACCOUNTS" shall mean Deposit Accounts generally maintaining a zero balance at the end of each Business Day and into which funds are deposited only from the Concentration Account and from which funds are withdrawn only to pay creditors, employees, and operating expenses of the Grantors.

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

     1.2 DEFINITIONS; INTERPRETATION. All capitalized terms used herein (including the preamble and recitals hereto) and not otherwise defined herein shall have the meanings ascribed thereto in the Indenture or, if not defined therein, in the UCC. References to "Sections," "Exhibits" and "Schedules" shall be to Sections, Exhibits and Schedules, as the case may be, of this Agreement unless otherwise specifically provided. Section headings in this Agreement are included herein for convenience of reference only and shall not constitute a part of this Agreement for any other purpose or be given any substantive effect. Any of the terms defined herein may, unless the context otherwise requires, be used in the singular or the plural, depending on the reference. The use herein of the word "include" or "including", when following any general statement, term or matter, shall not be construed to limit such statement, term or matter to the specific items or matters set forth immediately following such word or to similar items or matters, whether or not nonlimiting language (such as "without limitation" or "but not limited to" or words of similar import) is used with reference thereto, but rather shall be deemed to refer to all other items or matters that fall within the broadest possible scope of such general statement, term or matter. If any conflict or inconsistency exists at any time between this Agreement and the Indenture, the Indenture shall govern. All references herein to provisions of the UCC shall include all successor provisions under any subsequent version or amendment to any Article of the UCC.

SECTION 2. GRANT OF SECURITY.

     2.1 GRANT OF SECURITY. Each Grantor hereby assigns and transfers to the Secured Party, and hereby grants to the Secured Party, a security interest and continuing lien on all of such Grantor's right, title and interest in, to and under all personal property of such Grantor including, but not limited to the following, in each case whether now owned or existing or hereafter acquired or arising and wherever located (all of which being hereinafter collectively referred to as the "COLLATERAL"):

          (a)  Accounts;

          (b)  Chattel Paper;

          (c)  Documents;

          (d)  General Intangibles;

          (e)  Goods;

          (f)  Instruments;

          (g)  Insurance;

          (h)  Intellectual Property;

          (i)  Investment Related Property;

          (j)  Letter of Credit Rights;

          (k)  Money;

          (l)  Receivables and Receivable Records;

          (m)  Commercial Tort Claims;



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          (n)  to the extent not otherwise included above, all Collateral
               Records, Collateral Support and Supporting Obligations relating to any of the foregoing; and

          (o) to the extent not otherwise included above, all Proceeds, products, accessions, rents and profits of or in respect of any of the foregoing.

          2.2 CERTAIN LIMITED EXCLUSIONS. Notwithstanding anything herein to the contrary, in no event shall the security interest granted under Section 2.1 hereof attach to:

          (a) any lease, license, contract, property rights or agreement to which any Grantor is a party or any of its rights or interests thereunder if and for so long as the grant of such security interest shall constitute or result in
(i) the abandonment, invalidation or unenforceability of any right, title or interest of any Grantor therein or (ii) a breach or termination pursuant to the terms of, or a default under, any such lease, license, contract, property rights or agreement (other than to the extent that any such term would be rendered ineffective pursuant to Sections 9-406, 9-407, 9-408 or 9-409 of the UCC (or any successor provision or provisions) of any relevant jurisdiction or any other applicable law (including the Bankruptcy Code) or principles of equity); provided, however, that such security interest shall attach immediately at such time as the condition causing such abandonment, invalidation or unenforceability shall be remedied and to the extent severable, shall attach immediately to any portion of such lease, license, contract, property rights or agreement that does not result in any of the consequences specified in (i) or (ii) above;

         (b) any of the outstanding capital stock of a Controlled Foreign Corporation in excess of 65% of the voting power of all classes of capital stock of such Controlled Foreign Corporation entitled to vote; provided, that immediately upon the amendment of the Tax Code to allow the pledge of a greater percentage of the voting power of capital stock in a Controlled Foreign Corporation without adverse tax consequences, the Collateral shall include, and the security interest granted by each Grantor shall attach to, such greater percentage of capital stock of each Controlled Foreign Corporation; or

          (c) any CRDA Investments (as defined in the Indenture); and

          (d) any Gaming Related Items, provided that the security interest granted under Section 2.1 hereof (i) shall attach to the Gaming Related Items to the extent such attachment is not prohibited under the Casino Control Act; and
(ii) shall attach to the proceeds of Gaming Related Items to the extent such attachment is not prohibited under the Casino Control Act.


SECTION 3.  SECURITY FOR OBLIGATIONS; GRANTORS REMAIN LIABLE.

     3.1 SECURITY FOR OBLIGATIONS. This Agreement secures, and the Collateral is collateral security for, the prompt and complete payment or performance in full when due, whether at stated maturity, by required prepayment, declaration, acceleration, demand or otherwise (including the payment of amounts that would become due but for the operation of the automatic stay under Section 362(a) of the Bankruptcy Code, 11 U.S.C. ss.362(a) (and any successor provision thereof)), of all Obligations (the "SECURED OBLIGATIONS").

     3.2 CONTINUING LIABILITY UNDER COLLATERAL. Notwithstanding anything herein to the contrary, (i) each Grantor shall remain liable for all obligations under the Collateral and nothing contained herein is intended or shall be a delegation of duties to the Secured Party or any Holder, (ii) each Grantor shall remain liable under each of the agreements included in the Collateral, including, without limitation, any agreements relating to Pledged Partnership Interests or Pledged LLC Interests, to perform all of the obligations undertaken by it thereunder all in accordance with and pursuant to the terms and provisions thereof and neither the Secured Party nor any Holder shall have any obligation or liability under any of such agreements by reason of or arising out of this Agreement or any other document related thereto nor shall the Secured Party nor any Holder have any obligation to make any inquiry as to the nature or sufficiency of any payment received by it or have any obligation to take any action to collect or enforce any rights under any agreement included in the Collateral, including, without limitation, any agreements relating to Pledged Partnership Interests or Pledged LLC Interests, and (iii) the exercise by the Secured Party of any of its rights hereunder shall not release any Grantor from any of its duties or obligations under the contracts and agreements included in the Collateral.

     3.3 RELEASE. In accordance and subject to the terms and conditions of
Section 1017 of the Indenture, the Grantors may make any Asset Sale (as defined in the Indenture) of Collateral and in connection therewith and subject to the conditions and limitations set forth therein, may obtain from the Secured Party a release of the Collateral subject to such Asset Sale, provided, however, that Collateral Proceeds (as defined therein) (and any earnings thereon) may be released from the Collateral Account only in accordance with Section 1404 of the Indenture.

     3.4 SUBORDINATION. Notwithstanding anything else herein to the contrary, the Secured Party agrees, consents, and acknowledges for itself and on behalf of the Holders that the Lien (as defined in the Indenture) of the Secured Party in the Collateral shall be subject to the terms of the Indenture and subject and inferior to any Lien to secure Working Capital Indebtedness (as defined in the Indenture) whether incurred prior to, on or after the Issue Date and that Liens to secure Working Capital Indebtedness shall for all purposes be and be deemed to be superior to the Liens of the Secured Party under this Agreement and under the Security Documents (as defined in the Indenture).


SECTION 4.  REPRESENTATIONS AND WARRANTIES AND COVENANTS.

     4.1 GENERALLY.

         (a) Representations and Warranties. Each Grantor hereby represents and warrants to the Secured Party that:

             (i) it owns the Collateral purported to be owned by it or otherwise has the rights it purports to have in each item of Collateral and, as to all Collateral whether now existing or hereafter acquired, will continue to own or have such rights in each item of the Collateral, in each case free and clear of any and all Liens, rights or claims of all other Persons other than Permitted Liens, including, without limitation, liens arising as a result of such Grantor becoming bound (as a result of merger or otherwise) as debtor under a security agreement entered into by another Person;

             (ii) it has indicated on Schedule 4.1(A) (as such schedule may be amended or supplemented from time to time): (w) the type of organization of such Grantor, (x) the jurisdiction of organization of such Grantor, (y) its organizational identification number and (z) the jurisdiction where the chief executive office or its sole place of business is, and for the one-year period preceding the date hereof has been, located.

             (iii) the full legal name of such Grantor is as set forth on
     Schedule 4.1(A) and it has not done in the last five (5) years, and does not do, business under any other name (including any trade-name or fictitious business name) except for those names set forth on Schedule 4.1(B) (as such schedule may be amended or supplemented from time to time);except as provided on Schedule 4.1(C), it has not changed its name, jurisdiction of organization, chief executive office or sole place of business or its corporate structure in any way (e.g., by merger, consolidation, change in corporate form or otherwise) within the past five (5) years;

             (iv) it has not within the last five (5) years become bound (whether as a result of merger or otherwise) as debtor under a security agreement entered into by another Person, which has not heretofore been terminated other than the agreements identified on Schedule 4.1(D) hereof (as such schedule may be amended or supplemented from time to time);

             (v) with respect to each agreement identified on Schedule 4.1(D), it has indicated on Schedule 4.1(A) and Schedule 4.1(B) the information required pursuant to Section 4.1(a)(ii), (iii) and (iv) with respect to the debtor under each such agreement;

             (vi) upon the filing of all UCC financing statements naming each Grantor as debtor and the Secured Party as secured party and describing the Collateral in the filing offices set forth opposite such Grantor's name on
     Schedule 4.1(E) hereof (as such schedule may be amended or supplemented from time to time) and other filings delivered by each Grantor, and the delivery of an executed control agreement for the Collateral Account and each Deposit Account (other than ZBA Accounts) listed in Schedule 4.4 hereof (as such schedule may be amended or supplemented from time to time) in accordance with Section 4.4.4 hereof, the security interests granted to the Secured Party hereunder in the Collateral (as such schedule may be amended or supplemented from time to time), constitute valid and perfected first priority Liens (subject only to Permitted Liens) on all of the Collateral;

             (vii) all actions and consents, including all filings, notices, registrations and recordings necessary or desirable for the exercise by the Secured Party of the voting or other rights provided for in this Agreement or the exercise of remedies in respect of the Collateral have been made or obtained;

             (viii) other than the financing statements filed in favor of the Secured Party, no effective UCC financing statement, fixture filing or other instrument similar in effect under any applicable law covering all or any part of the Collateral is on file in any filing or recording office except for (x) financing statements for which proper termination statements have been delivered to the Secured Party for filing and (y) financing statements filed in connection with Permitted Liens;

             (ix) no authorization, approval or other action by, and no notice to or filing with, any Governmental Authority or regulatory body is required for either (i) the pledge or grant by any Grantor of the Liens purported to be created in favor of the Secured Party hereunder or (ii) the exercise by Secured Party of any rights or remedies in respect of any Collateral (whether specifically granted or created hereunder or created or provided for by applicable law), except (A) for the filings contemplated by clause (vii) above and (B) as may be required, in connection with the disposition of any Investment Related Property, by laws generally affecting the offering and sale of Securities;

             (x) all information supplied by any Grantor with respect to any of the Collateral (in each case taken as a whole with respect to any particular Collateral) is accurate and complete in all material respects;

             (xi) none of the Collateral constitutes, or is the Proceeds of, "farm products" (as defined in the UCC);

             (xii) it does not own any "as extracted collateral" (as defined in the UCC) or any timber to be cut;

             (xiii) such Grantor has not become bound as a debtor, either by contract or by operation of law, by a security agreement previously entered into by another Person; and

             (xiv) such Grantor has been duly organized as an entity of the type as set forth opposite such Grantor's name on Schedule 4.1(A) solely under the laws of the jurisdiction as set forth opposite such Grantor's name on
     Schedule 4.1(A) and remains duly existing as such. Such Grantor has not filed any certificates of domestication, transfer or continuance in any other jurisdiction.

     (b) Covenants and Agreements. Each Grantor hereby covenants and agrees with the Secured Party that from and after the date of this Agreement until the payment in full of all Secured Obligations that:

             (i) except for the security interest created by this Agreement, it shall not create or suffer to exist any Lien upon or with respect to any of the Collateral, except Permitted Liens, and such Grantor shall defend the Collateral against all Persons at any time claiming any interest therein;

             (ii) it shall not produce, use or permit any Collateral to be used unlawfully or in violation of any provision of this Agreement, the Indenture, or any applicable statute, regulation or ordinance or any policy of insurance covering the Collateral;

             (iii) it shall not change such Grantor's name, identity, corporate structure (e.g., by merger, consolidation, change in corporate form or otherwise) sole place of business, chief executive office, type of organization, jurisdiction of organization, or state law identification number required for UCC filings, if any, or establish any trade names unless it shall have (a) notified the Secured Party in writing, by executing and delivering to the Secured Party a completed Pledge Supplement, substantially in the form of Exhibit A attached hereto, together with all Supplements to Schedules thereto, at least thirty (30) days prior to any such change or establishment, identifying such new proposed name, identity, corporate structure, sole place of business, chief executive office, jurisdiction of organization, state law identification number, or trade name and providing such other information in connection therewith as the Secured Party may reasonably request and (b) taken all actions necessary or advisable to maintain the continuous validity, perfection and the same or better priority of the Secured Party's security interest in the Collateral intended to be granted and agreed to hereby;

             (iv) if the Secured Party or any Holder gives value to enable Grantor to acquire rights in or the use of any Collateral, it shall use such value for such purposes and such Grantor further agrees that repayment of any Obligation shall apply on a "first-in, first-out" basis so that the portion of the value used to acquire rights in any Collateral shall be paid in the chronological order such Grantor acquired rights therein;

             (v) it shall pay promptly when due all property and other taxes, assessments and governmental charges or levies imposed upon, and all claims (including claims for labor, materials and supplies) against, the Collateral, except to the extent the validity thereof is being contested in good faith; provided, such Grantor shall in any event pay such taxes, assessments, charges, levies or claims not later than five (5) days prior to the date of any proposed sale under any judgment, writ or warrant of attachment entered or filed against such Grantor or any of the Collateral as a result of the failure to make such payment;

             (vi) upon such Grantor or any officer of such Grantor obtaining knowledge thereof, it shall promptly notify the Secured Party in writing of any event that may have a Material Adverse Effect on the value of the Collateral or any portion thereof, the ability of any Grantor or the Secured Party to dispose of the Collateral or any portion thereof, or the rights and remedies of the Secured Party in relation thereto, including, without limitation, the levy of any legal process against the Collateral or any portion thereof;

             (vii) it shall not take or permit any action which could impair the Secured Party's rights in the Collateral; and

             (viii) it shall not sell, transfer or assign (by operation of law or otherwise) any Collateral except as set forth in Section 3.3 hereof and
     Section 1017 of the Indenture.

     4.2  EQUIPMENT AND INVENTORY.

         (a) Representations and Warranties. Each Grantor represents and warrants to the Secured Party that:

             (i) all of the Equipment and Inventory included in the Collateral is and has been kept for the past five (5) years only at the locations specified in Schedule 4.2 (as such schedule may be amended or supplemented from time to time);

             (ii) any Goods now or hereafter produced by any Grantor included in the Collateral have been and will be produced in compliance with the requirements of the Fair Labor Standards Act, as amended; and

             (iii) none of the Inventory or Equipment is in the possession of an issuer of a negotiable document (as defined in Section 7-104 of the UCC) therefor or otherwise in the possession of a bailee or a warehouseman.

             (iv) the aggregate value of all motor vehicles owned by any Grantor is less than $200,000.

         (b) Covenants and Agreements. Each Grantor hereby covenants and agrees with the Secured Party that from and after the date of this Agreement until the payment in full of all Secured Obligations that:

             (i) it shall keep the Equipment, Inventory and any Documents evidencing any Equipment and Inventory in the locations specified on
     Schedule 4.2 (as such schedule may be amended or supplemented from time to time) unless it shall have (a) notified the Secured Party in writing, by executing and delivering to the Secured Party a completed Pledge Supplement, substantially in the form of Exhibit A attached hereto, together with all Supplements to Schedules thereto, at least thirty (30) days prior to any change in locations, identifying such new locations and providing such other information in connection therewith as the Secured Party may reasonably request and (b) taken all actions necessary or advisable to maintain the continuous validity, perfection and the same or better priority of the Secured Party's security interest in the Collateral intended to be granted and agreed to hereby, or to enable the Secured Party to exercise and enforce its rights and remedies hereunder, with respect to such Equipment and Inventory;

             (ii) it shall keep correct and accurate records of the Inventory, itemizing and describing the kind, type and quantity of Inventory, such Grantor's cost therefor and (where applicable) the current list prices for the Inventory, in each case, in reasonable detail, as is customarily maintained under similar circumstances by Persons of established reputation engaged in similar business, and in any event in conformity with GAAP;

             (iii) it shall not deliver any Document evidencing any Equipment and Inventory to any Person other than the issuer of such Document to claim the Goods evidenced therefor or the Secured Party;

             (iv) if any Equipment or Inventory is in possession or control of any third party, each Grantor shall join with the Secured Party in notifying the third party of the Secured Party's security interest and obtaining an acknowledgment from the third party that it is holding the Equipment and Inventory for the benefit of the Secured Party; and

             (v) with respect to any item of Equipment which is covered by a certificate of title under a statute of any jurisdiction under the law of which indication of a security interest on such certificate is required as a condition of perfection thereof (A) provide information with respect to any such Equipment in excess of $100,000 individually or $1,000,000 in the aggregate, (B) execute and file with the registrar of motor vehicles or other appropriate authority in such jurisdiction an application or other document requesting the notation or other indication of the security interest created hereunder on such certificate of title, and (C) deliver to the Secured Party copies of all such applications or other documents filed during such calendar quarter and copies of all such certificates of title issued during such calendar quarter indicating the security interest created hereunder in the items of Equipment covered thereby.

     4.3 RECEIVABLES. Representations and Warranties. Each Grantor represents and warrants to the Secured Party that:

             (i) each Receivable has been created in the ordinary course and represents an unsatisfied obligation of the Account Debtor and (a) is and will be the legal, valid and binding obligation of the Account Debtor in respect thereof, representing an unsatisfied obligation of such Account Debtor, (b) is not and will not be subject to any setoffs, defenses, taxes, counterclaims (except with respect to refunds, returns and allowances in the ordinary course of business with respect to damaged merchandise) and
     (c) is and will be in compliance with all applicable laws, whether federal, state, local or foreign;

             (ii) none of the Account Debtors in respect of any Receivable is the government of the United States, any agency or instrumentality thereof, any state or municipality or any foreign sovereign. No Receivable requires the consent of the Account Debtor in respect thereof in connection with the pledge hereunder, except any consent which has been obtained;

             (iii) no Receivable is evidenced by, or constitutes, an Instrument or Chattel Paper which has not been delivered to, or otherwise subjected to the control of, the Secured Party to the extent required by, and in accordance with, Section 4.3(c); and

             (iv) each Grantor has delivered to the Secured Party a complete and correct copy of each standard form of document under which a Receivable may arise.

     (b) Covenants and Agreements: Each Grantor hereby covenants and agrees with the Secured Party that from and after the date of this Agreement until the payment in full of all Secured Obligations that:

             (i) it shall keep and maintain at its own cost and expense satisfactory and complete records of the Receivables, including, but not limited to, the originals of all documentation with respect to all Receivables and records of all payments received and all credits granted on the Receivables, all merchandise returned and all other dealings therewith;

             (ii) it shall promptly transfer or cause to be transferred all funds arising from the collection of all Receivables (1) to a Collection Account listed on Schedule 4.4(A) hereto (as such schedule may be amended or supplemented from time to time) and (2) in any event, no later than 2 Business Days after transfer to the Collection Account in clause (1) above, to a Concentration Account listed on Schedule 4.4(A) hereto (as such schedule may be amended or supplemented from time to time).

             (iii) it shall mark conspicuously, in form and manner reasonably satisfactory to the Secured Party, all Chattel Paper, Instruments and other evidence of Receivables (other than any delivered to the Secured Party as provided herein), as well as the Receivables Records with an appropriate reference to the fact that the Secured Party has a security interest therein;

             (iv) it shall perform in all material respects all of its obligations with respect to the Receivables;

             (v) it shall not amend, modify, terminate or waive any provision of any Receivable in any manner which could reasonably be expected to have a Material Adverse Effect on the value of such Receivable as Collateral. Other than in the ordinary course of business as generally conducted by it on and prior to the date hereof, and except as otherwise provided in subsection (v) below, following an Event of Default, such Grantor shall not
     (w) grant any extension or renewal of the time of payment of any Receivable, (x) compromise or settle any dispute, claim or legal proceeding with respect to any Receivable for less than the total unpaid balance thereof, (y) release, wholly or partially, any Person liable for the payment thereof, or (z) allow any credit or discount thereon;

             (vi) except as otherwise provided in this subsection, each Grantor shall continue to collect all amounts due or to become due to such Grantor under the Receivables and any Supporting Obligation and diligently exercise each material right it may have under any Receivable, any Supporting Obligation or Collateral Support, in each case, at its own expense, and in connection with such collections and exercise, such Grantor shall take such action as such Grantor or the Secured Party may deem necessary or advisable. Notwithstanding the foregoing, the Secured Party shall have the right at any time to notify, or require any Grantor to notify (and if so, such Grantor shall so notify), any Account Debtor of the Secured Party's security interest in the Receivables and any Supporting Obligation and, in addition, at any time following the occurrence and during the continuation of an Event of Default, the Secured Party may: (1) direct the Account Debtors under any Receivables to make payment of all amounts due or to become due to such Grantor thereunder directly to the Secured Party; (2) notify, or require any Grantor to notify, each Person maintaining a lockbox or similar arrangement to which Account Debtors under any Receivables have been directed to make payment to remit all amounts representing collections on checks and other payment items from time to time sent to or deposited in such lockbox or other arrangement directly to the Secured Party; and (3) enforce, at the expense of such Grantor, collection of any such Receivables and to adjust, settle or compromise the amount or payment thereof, in the same manner and to the same extent as such Grantor might have done; provided, the Secured Party shall not take any of the actions set forth in this sentence if and to the extent that such action is prohibited under any federal or state law. If the Secured Party notifies any Grantor that it has elected to collect the Receivables in accordance with the preceding sentence, any payments of Receivables received by such Grantor shall be forthwith (and in any event within two
     (2) Business Days) deposited by such Grantor in the exact form received, duly indorsed by such Grantor to the Secured Party if required, in a Collection Account maintained under the sole dominion and control of the Secured Party, and until so turned over, all amounts and proceeds (including checks and other instruments) received by such Grantor in respect of the Receivables, any Supporting Obligation or Collateral Support shall be received in trust for the benefit of the Secured Party hereunder and shall be segregated from other funds of such Grantor and such Grantor shall not adjust, settle or compromise the amount or payment of any Receivable, or release wholly or partly any Account Debtor or obligor thereof, or allow any credit or discount thereon;

             (vii) it shall use its best efforts to keep in full force and effect any Supporting Obligation or Collateral Support relating to any Receivable.

        (c) Delivery and Control of Receivables. With respect to any Receivables in excess of $100,000 individually or $1,000,000 in the aggregate that are evidenced by, or constitute, Chattel Paper or Instruments, each Grantor shall cause each originally executed copy thereof to be delivered to the Secured Party (or its agent or designee) appropriately indorsed to the Secured Party or indorsed in blank: (i) with respect to any such Receivables in existence on the date hereof, on or prior to the date hereof and (ii) with respect to any such Receivables hereafter arising, within ten (10) days of such Grantor acquiring rights therein. With respect to any Receivables in excess of $100,000 individually or $1,000,000 in the aggregate which would constitute "electronic chattel paper" under Article 9 of the UCC, each Grantor shall take all steps necessary to give the Secured Party control over such Receivables (within the meaning of Section 9-105 of the UCC): (i) with respect to any such Receivables in existence on the date hereof, on or prior to the date hereof and (ii) with respect to any such Receivables hereafter arising, within ten (10) days of such Grantor acquiring rights therein. Any Receivable not otherwise required to be delivered or subjected to the control of the Secured Party in accordance with this subsection (c) shall be delivered or subjected to such control upon request of the Secured Party.

     4.4 INVESTMENT RELATED PROPERTY.

         4.4.1 INVESTMENT RELATED PROPERTY GENERALLY

         (a) Covenants and Agreements. Each Grantor hereby covenants and agrees with the Secured Party that from and after the date of this Agreement until the payment in full of all Secured Obligations that:

             (i) in the event it acquires rights in any Investment Related Property after the date hereof, it shall deliver to the Secured Party a completed Pledge Supplement, substantially in the form of Exhibit A attached hereto, together with all Supplements to Schedules thereto, reflecting such new Investment Related Property and all other Investment Related Property. Notwithstanding the foregoing, it is understood and agreed that the security interest of the Secured Party shall attach to all Investment Related Property immediately upon any Grantor's acquisition of rights therein and shall not be affected by the failure of any Grantor to deliver a supplement to Schedule 4.4 as required hereby;

             (ii) in the event such Grantor receives any dividends, interest or distributions on any Investment Related Property, or any securities or other property upon the merger, consolidation, liquidation or dissolution of any issuer of any Investment Related Property, then (a) such dividends, interest or distributions and securities or other property shall be included in the definition of Collateral without further action and (b) such Grantor shall immediately take all steps, if any, necessary or advisable to ensure the validity, perfection, priority and, if applicable, control of the Secured Party over all of the foregoing, including, without limitation, such Investment Related Property (including, without limitation, delivery thereof to the Secured Party) and pending any such action such Grantor shall be deemed to hold such dividends, interest, distributions, securities or other property in trust for the benefit of the Secured Party and shall be segregated from all other property of such Grantor; and

             (iii) each Grantor consents to the grant by each other Grantor of a Security Interest in all Investment Related Property to the Secured Party.

          (b) Delivery and Control.

     Each Grantor agrees that, with respect to any Investment Related Property in which it currently has rights it shall comply with the provisions of this Section 4.4 on or before the Issue Date and that, with respect to any Investment Related Property hereafter acquired by such Grantor it shall comply with the provisions of this Section 4.4 immediately upon acquiring rights therein, in each case in form and substance satisfactory to the Secured Party. With respect to any Investment Related Property that is represented by a certificate or that is an "instrument" (other than any Investment Related Property credited to a Securities Account) it shall cause such certificate or instrument to be delivered to the Secured Party, indorsed in blank by an "effective indorsement" (as defined in Section 8-107 of the UCC), regardless of whether such certificate constitutes a "certificated security" for purposes of the UCC. With respect to any Investment Related Property that is an "uncertificated security" for purposes of the UCC (other than any "uncertificated securities" credited to a Securities Account), it shall cause the issuer of such uncertificated security to either (i) register the Secured Party as the registered owner thereof on the books and records of the issuer or (ii) execute an uncertificated securities control agreement in form acceptable to the Secured Party, pursuant to which such issuer agrees to comply with the Secured Party's instructions with respect to such uncertificated security without further consent by such Grantor.

          (c) Voting and Distributions.

             (i) So long as no Event of Default shall have occurred and be continuing:

     (1) except as otherwise provided under the covenants and agreements relating to Investment Related Property in this Agreement or elsewhere herein or in the Indenture, each Grantor shall be entitled to exercise or refrain from exercising any and all voting and other consensual rights pertaining to the Investment Related Property or any part thereof for any purpose not inconsistent with the terms of this Agreement or the Indenture; and

     (2) the Secured Party shall promptly execute and deliver (or cause to be executed and delivered) to each Grantor all proxies, and other instruments as such Grantor may from time to time reasonably request for the purpose of enabling such Grantor to exercise the voting and other consensual rights when and to the extent which it is entitled to exercise pursuant to clause (A) above;

             (ii) Upon the occurrence and during the continuation of an Event of Default:

                    (1) all rights of each Grantor to exercise or refrain from exercising the voting and other consensual rights which it would otherwise be entitled to exercise pursuant hereto shall cease and all such rights shall thereupon become vested in the Secured Party who shall thereupon have the sole right to exercise such voting and other consensual rights; and

                    (2) in order to permit the Secured Party to exercise the voting and other consensual rights which it may be entitled to exercise pursuant hereto and to receive all dividends and other distributions which it may be entitled to receive hereunder: (a) each Grantor shall promptly execute and deliver (or cause to be executed and delivered) to the Secured Party all proxies, dividend payment orders and other instruments as the Secured Party may from time to time reasonably request and (b) the each Grantor acknowledges that the Secured Party may utilize the power of attorney set forth in
                         Section 6.

               4.4.2 PLEDGED EQUITY INTERESTS

               (a) Representations and Warranties. Each Grantor hereby represents and warrants to the Secured Party that:

                    (i) Schedule 4.4(A) (as such schedule may be amended or
               supplemented from time to time) sets forth under the headings "Pledged Stock, "Pledged LLC Interests," "Pledged Partnership Interests" and "Pledged Trust Interests," respectively, all of the Pledged Stock, Pledged LLC Interests, Pledged Partnership Interests and Pledged Trust Interests owned by any Grantor and such Pledged Equity Interests constitute the percentage of issued and outstanding shares of stock, percentage of membership interests, percentage of partnership interests or percentage of beneficial interest of the respective issuers thereof indicated on such Schedule;

                    (ii) except as set forth on Schedule 4.4(B), it has not
               acquired any equity interests of another entity or substantially all the assets of another entity within the past five (5) years;

                    (iii) it is the record and beneficial owner of the Pledged
               Equity Interests free of all Liens, rights or claims of other Persons other than Permitted Liens and there are no outstanding warrants, options or other rights to purchase, or shareholder, voting trust or similar agreements outstanding with respect to, or property that is convertible into, or that requires the issuance or sale of, any Pledged Equity Interests;

                    (iv) without limiting the generality of Section
               4.1(a)(viii), no consent of any Person including any other general or limited partner, any other member of a limited liability company, any other shareholder or any other trust beneficiary is necessary or desirable in connection with the creation, perfection or first priority status of the security interest of the Secured Party in any Pledged Equity Interests or the exercise by the Secured Party of the voting or other rights provided for in this Agreement or the exercise of remedies in respect thereof;

                    (v) none of the Pledged LLC Interests nor Pledged
               Partnership Interests are held in a securities account or represent interests in issuers that are: (a) registered as investment companies, (b) are dealt in or traded on securities exchanges or markets, (c) have opted to be treated as securities under the uniform commercial code of any jurisdiction;

                (b) Covenants and Agreements. Each Grantor hereby covenants and agrees with the Secured Party that from and after the date of this Agreement until the payment in full of all Secured Obligations that:

                    (i) without the prior written consent of the Secured Party, it shall not vote to enable or take any other action to: (a) amend or terminate any partnership agreement, limited liability company agreement, certificate of incorporation, by-laws or other organizational documents in any way that materially changes the rights of such Grantor with respect to any Investment Related Property or adversely affects the validity, perfection or priority of the Secured Party's security interest, (b) permit any issuer of any Pledged Equity Interest to issue any additional stock, partnership interests, limited liability company interests or other equity interests of any nature or to issue securities convertible into or granting the right of purchase or exchange for any stock or other equity interest of any nature of such issuer, (c) other than as permitted under the Indenture, permit any issuer of any Pledged Equity Interest to dispose of all or a material portion of their assets, (d) waive any default under or breach of any terms of organizational document relating to the issuer of any Pledged Equity Interest or the terms of any Pledged Debt, or (e) cause any issuer of any Pledged Partnership Interests or Pledged LLC Interests which are not securities (for purposes of the UCC) on the date hereof to elect or otherwise take any action to cause such Pledged Partnership Interests or Pledged LLC Interests to be treated as securities for purposes of the UCC; provided, however, notwithstanding the foregoing, if any issuer of any Pledged Partnership Interests or Pledged LLC Interests takes any such action in violation of the foregoing in this clause (e), such Grantor shall promptly notify the Secured Party in writing of any such election or action and, in such event, shall take all steps necessary or advisable to establish the Secured Party's "control" thereof;

                    (ii) it shall comply with all of its obligations under any partnership agreement or limited liability company agreement relating to Pledged Partnership Interests or Pledged LLC Interests and shall enforce all of its rights with respect to any Investment Related Property;

                    (iii) without the prior written consent of the Secured
               Party, it shall not permit any issuer of any Pledged Equity Interest to merge or consolidate unless (i) the surviving or resulting entity becomes bound as a Grantor hereunder and the security interest of the Secured Party in collateral in which such new Grantor has or acquires rights is perfected by a filed financing statement (that is not effective solely under section 9-508 of the UCC) and (ii) all the outstanding capital stock or other equity interests of the surviving or resulting corporation, limited liability company, partnership or other entity is, upon such merger or consolidation, pledged hereunder and no cash, securities or other property is distributed in respect of the outstanding equity interests of any other constituent Grantors; provided, that if the surviving or resulting Grantors upon any such merger or consolidation involving an issuer which is a Controlled Foreign Corporation, then such Grantor shall only be required to pledge equity interests in accordance with Section 2.2;

                    (iv) each Grantor consents to the grant by each other
               Grantor of a security interest in all Investment Related Property to the Secured Party and, without limiting the foregoing, consents to the transfer of any Pledged Partnership Interest and any Pledged LLC Interest to the Secured Party or its nominee following an Event of Default and to the substitution of the Secured Party or its nominee as a partner in any partnership or as a member in any limited liability company with all the rights and powers related thereto; and

                    (v) it shall notify the Secured Party of any default under any Pledged Debt that has caused, either in any case or in the aggregate, a Material Adverse Effect.

               (c) In addition, as provided in Section 4.4.1(c), the provisions of Section 4.4.1(c) shall apply to Pledged Equity Interests.

               4.4.3 PLEDGED DEBT

               (a) Representations and Warranties. Each Grantor hereby represents and warrants to the Secured Party that Schedule 4.4 (as such schedule may be amended or supplemented from time to time) sets forth under the heading "Pledged Debt" all of the Pledged Debt owned by any Grantor and all of such Pledged Debt has been duly authorized, authenticated or issued, and delivered and is the legal, valid and binding obligation of the issuers thereof and is not in default and constitutes all of the issued and outstanding inter-company Indebtedness evidenced by an instrument or certificated security of the respective issuers thereof owing to such Grantor;

               (b) Covenants and Agreements. Each Grantor hereby covenants and agrees that it shall notify the Secured Party of any default under any Pledged Debt that has caused, either in any case or in the aggregate, a Material Adverse Effect.

               4.4.4 INVESTMENT ACCOUNTS

               (a) Representations and Warranties. Each Grantor hereby represents and warrants to the Secured Party that:

                    (i) Schedule 4.4 hereto (as such schedule may be amended or supplemented from time to time) sets forth under the headings "Securities Accounts" and "Commodities Accounts," respectively, all of the Securities Accounts and Commodities Accounts in which each Grantor has an interest. Each Grantor is the sole entitlement holder of each Securities Account and Commodities Account opposite its name, and such Grantor has not consented to, and is not otherwise aware of, any Person (other than the Secured Party pursuant hereto) having "control" (within the meanings of Sections 8-106 and 9-106 of the UCC) over, or any other interest in, any such Securities Account or Commodity Account or any securities or other property credited thereto;

                    (ii) Schedule 4.4(A) hereto (as such schedule may be amended or supplemented from time to time) sets forth under the heading "Deposit Accounts: Concentration Accounts" all of the Concentration Accounts in which each Grantor has an interest, and
               Schedule 4.4(A) hereto (as such schedule may be amended or supplemented from time to time) sets forth under the headings "Deposit Accounts: Collection Account", "Deposit Accounts:
               Collateral Account", "Deposit Accounts: ZBA Accounts", and "Deposit Accounts: Others," respectively, all Deposit Accounts (other than Concentration Accounts) in which each Grantor has an interest. Each Grantor is the sole account holder of each Deposit Account listed on Schedule 4.4(A) opposite its name and such Grantor has not consented to, and is not otherwise aware of, any Person (other than the Trustee pursuant hereto) having either sole dominion and control (within the meaning of common law) or "control" (within the meaning of Section 9-104 of the UCC) over, or any other interest in, any such Deposit Account or any money or other property deposited therein; and

                    (iii) each Grantor has taken all actions necessary or
               desirable, including those specified in Section 4.4(b) to: (a) establish the Secured Party's "control" (within the meanings of

               Sections 8-106 and 9-106 or 9-104, as applicable of the UCC) over any portion of the Investment Related Property constituting certificated securities, uncertificated securities, Securities Accounts, securities entitlements, Concentration Accounts, Collection Accounts or Commodities Accounts (each as defined herein, or if not defined herein, as defined in the UCC); (b) establish the Secured Party's "control" (within the meaning of Section 9-104 of the UCC) over all Deposit Accounts (other than ZBA Accounts); and (d) to deliver all Instruments to the Secured Party.

               (b) Covenants and Agreement. Each Grantor hereby covenants and agrees with the Secured Party that from and after the date of this Agreement until the payment in full of all Secured Obligations that it shall not close or terminate any Deposit Account (other than ZBA Accounts) without the prior consent of the Secured Party and unless a successor or replacement account has been established with the consent of the Secured Party with respect to which successor or replacement account such Grantor has taken all actions necessary to comply with the provisions of Section 4.4.4(c). The Company hereby covenants and agrees that the Deposit Account numbered 9429354435 held by Fleet National Bank in the name of the Company, shall not, at any time, hold greater than $1,000.00.

               (c) Delivery and Control

                    (i) Each Grantor agrees that, with respect to any Investment
               Related Property in which it currently has rights it shall comply with the provisions of this Section 4.4.4(c) on or before the Issue Date and, with respect to any Investment Related Property hereafter acquired by such Grantor, it shall comply with the provisions of this Section 4.4.4(c) immediately upon acquiring rights therein. With respect to any Investment Related Property consisting of Securities Accounts, Securities Entitlements, Commodities Accounts, or Deposit Accounts (other than ZBA Accounts), it shall cause the securities intermediary or depositary institution, as the case may be, maintaining such Securities Account, Securities Entitlement, Commodities Accounts, or Deposit Accounts (other than ZBA Accounts), to enter into an agreement substantially in the form of Exhibit C hereto pursuant to which it shall agree to comply with the Secured Party's "entitlement orders" or "instructions", as the case may be, without further consent by such Grantor. Each Grantor shall have entered into such control agreement or agreements with respect to: (i) any Securities Accounts, Securities Entitlements, Commodities Accounts, or Deposit Accounts (other than ZBA Accounts), that exist on the Issue Date, as of or prior to the Issue Date, and (ii) any Securities Accounts, Securities Entitlements, Commodities Accounts, or Deposit Accounts (other than ZBA Accounts), that are created or acquired after the Issue Date, as of or prior to the deposit or transfer of any such Securities Entitlements or funds, whether constituting moneys or investments, into such Securities Accounts, Concentration Accounts, Commodities Accounts, or Deposit Accounts (other than ZBA Accounts).

               In addition to the foregoing, if any issuer of any Investment Related Property is located in a jurisdiction outside of the United States, each Grantor shall take such additional actions, including, without limitation, causing the issuer to register the pledge on its books and records or making such filings or recordings, in each case as may be necessary or advisable, under the laws of such issuer's jurisdiction to insure the validity, perfection and priority of the security interest of the Secured Party. Upon the occurrence of an Event of Default, the Secured Party shall have the right, without notice to any Grantor, to transfer all or any portion of the Investment Related Property to its name or the name of its nominee or agent. In addition, the Secured Party shall have the right at any time, without notice to any Grantor, to exchange any certificates or instruments representing any Investment Related Property for certificates or instruments of smaller or larger denominations.

               4.5 MATERIAL CONTRACTS.

               (a) Representations and Warranties. Each Grantor hereby represents and warrants to the Secured Party that:

                    (i) Schedule 4.5 (as such schedule may be amended or
               supplemented from time to time) sets forth all of the Material Contracts to which such Grantor has rights;

                    (ii) the Material Contracts have been duly authorized,
               executed and delivered by all parties thereto, are in full force and effect and are binding upon and enforceable against all parties thereto in accordance with their respective terms. There exists no default under any Material Contract by any party thereto and neither such Grantor, nor to its best knowledge, any other Person party thereto is likely to become in default thereunder and no Person party thereto has any defenses, counterclaims or right of set-off with respect to any Material Contract. Each Person party to a Material Contract (other than any Grantor), whose consent is required for assignment thereof, has executed and delivered to the applicable Grantor a consent to the assignment of such Material Contract to the Secured Party pursuant to this Agreement; and

                    (iii) no Material Contract prohibits assignment or requires consent of or notice to any Person in connection with the assignment to the Secured Party hereunder, except such as has been given or made.

               (b) Covenants and Agreements. Each Grantor hereby covenants and agrees that:

                    (i) in addition to any rights under the Section of this
               Agreement relating to Receivables, the Secured Party may at any time notify, or require any Grantor to so notify, the counterparty on any Material Contract of the security interest of the Secured Party therein; provided, the Secured Party shall not take any of the actions set forth in this sentence if and to the extent such action is prohibited under any federal or state law. In addition, after the occurrence and during the continuance of an Event of Default, the Secured Party may upon written notice to the applicable Grantor, notify, or require any Grantor to notify, the counterparty to make all payments under the Material Contracts directly to the Secured Party;

                    (ii) each Grantor shall deliver promptly to the Secured
               Party a copy of each material demand, notice or document received by it relating in any way to any Material Contract;

                    (iii) each Grantor shall deliver promptly to the Secured
               Party, and in any event within ten (10) Business Days, after (1) any Material Contract of such Grantor is terminated or amended in a manner that is materially adverse to such Grantor or (2) any new Material Contract is entered into by such Grantor, a written statement describing such event, with copies of such material amendments or new contracts, delivered to the Secured Party (to the extent such delivery is permitted by the terms of any such Material Contract, provided, no prohibition on delivery shall be effective if it were bargained for by such Grantor with the intent of avoiding compliance with this Section 4.5(b)(iii)), and an explanation of any actions being taken with respect thereto;

                    (iv) it shall perform in all material respects all of its
               obligations with respect to the Material Contracts;

                    (v) it shall promptly and diligently exercise each material right (except the right of termination) it may have under any Material Contract, any Supporting Obligation or Collateral Support, in each case, at its own expense, and in connection with such collections and exercise, such Grantor shall take such action as such Grantor or the Secured Party may deem necessary or advisable;

                    (vi) it shall use its best efforts to keep in full force and effect any Supporting Obligation or Collateral Support relating to any Material Contract;

                    (vii) with respect to any agreement, contract or license to which any Grantor is a party that prevents the assignment or granting of a security interest therein (either by its terms or by any federal or state statutory prohibition or otherwise) (any such agreement, contract or license, a "NON-ASSIGNABLE CONTRACT"), each Grantor shall, within thirty (30) days of the date hereof with respect to any Non-Assignable Contract in effect on the date hereof and within thirty (30) days after entering into any Non-Assignable Contract after the Issue Date, request in writing the consent of the counterparty or counterparties to the Non-Assignable Contract pursuant to the terms of such Non-Assignable Contract or applicable law to the assignment or granting of a security interest in such Non-Assignable Contract to Secured Party and use its best efforts to obtain such consent as soon as practicable thereafter; and

                    (viii) At the request of the Secured Party at any time after the date hereof, ACE shall execute and deliver a mortgage and security agreement, in recordable form and otherwise in form and substance acceptable to the Secured Party, pursuant to which ACE grants to the Secured Party a first priority lien on and security interest in ACE's right, title and interest as lessee/licensee under the B&B License Agreement. In connection therewith, ACE shall execute and/or deliver or cause to be executed and/or delivered to the Secured Party such other documents and agreements, including without limitation an affidavit of title, a lessor's estoppel certificate from ACE's lessor/licensor and any other documents that would normally and customarily be required by a secured party receiving a leasehold mortgage in an arm's-length transaction, as shall be reasonably required by the Secured Party in order to effectuate, implement, confirm or secure the arrangement evidenced by such mortgage and security agreement. All costs in connection with such mortgage and security agreement shall be paid by ACE.

     4.6 LETTER OF CREDIT RIGHTS. (a) Representations and Warranties. Each Grantor hereby represents and warrants to the Secured Party that:

               (i) all material letters of credit to which such Grantor has rights is listed on Schedule 4.6 (as such schedule may be amended or supplemented from time to time) hereto; and

               (ii) it has obtained the consent of each issuer of any material letter of credit to the assignment of the proceeds of the letter of credit to the Secured Party.

          (b) Covenants and Agreements. Each Grantor hereby covenants and agrees with the Secured Party that from and after the date of this Agreement until the payment in full of all Secured Obligations that with respect to any material letter of credit hereafter arising it shall obtain the consent of the issuer thereof to the assignment of the proceeds of the letter of credit to the Secured Party and shall deliver to the Secured Party a completed Pledge Supplement, substantially in the form of Exhibit A attached hereto, together with all Supplements to Schedules thereto.

     4.7 INTELLECTUAL PROPERTY.

               (a) Representations and Warranties. Except as disclosed in
Schedule 4.7(H) (as such schedule may be amended or supplemented from time to time), each Grantor hereby represents and warrants to the Secured Party that:

                    (i) Schedule 4.7 (as such schedule may be amended or
               supplemented from time to time) sets forth a true and complete list of (i) all United States, state and foreign registrations of and applications for Patents, Trademarks, and Copyrights owned by each Grantor and (ii) all Patent Licenses, Trademark Licenses and Copyright Licenses material to the business of such Grantor;

                    (ii) it is the sole and exclusive owner of the entire right, title, and interest in and to all Intellectual Property on
               Schedule 4.7 (as such schedule may be amended or supplemented from time to time), and owns or has the valid right to use all other Intellectual Property used in or necessary to conduct its business, free and clear of all Liens, claims, encumbrances and licenses, except for Permitted Liens and the licenses set forth on Schedule 4.7(B), (D), (F) and (G) (as each may be amended or supplemented from time to time);

                    (iii) all Intellectual Property is subsisting and has not
               been adjudged invalid or unenforceable, in whole or in part, and each Grantor has performed all acts and has paid all renewal, maintenance, and other fees and taxes required to maintain each and every registration and application of Intellectual Property in full force and effect;

                    (iv) all Intellectual Property is valid and enforceable; no holding, decision, or judgment has been rendered in any action or proceeding before any court or administrative authority challenging the validity of, such Grantor's right to register, or such Grantor's rights to own or use, any Intellectual Property and no such action or proceeding is pending or, to the best of such Grantor's knowledge, threatened;

                    (v) all registrations and applications for Copyrights,
               Patents and Trademarks are standing in the name of each Grantor, and none of the Trademarks, Patents, Copyrights or Trade Secret Collateral has been licensed by any Grantor to any affiliate or third party, except as disclosed in Schedule 4.7(B), (D), (F), or
               (G) (as each may be amended or supplemented from time to time);

                    (vi) each Grantor has been using appropriate statutory
               notice of registration in connection with its use of registered Trademarks, proper marking practices in connection with the use of Patents, and appropriate notice of copyright in connection with the publication of Copyrights material to the business of such Grantor;

                    (vii) each Grantor uses adequate standards of quality in the manufacture, distribution, and sale of all products sold and in the provision of all services rendered under or in connection with all Trademark Collateral and has taken all action necessary to insure that all licensees of the Trademark Collateral owned by such Grantor use such adequate standards of quality;

                    (viii) the conduct of such Grantor's business does not
               infringe upon any trademark, patent, copyright, trade secret or similar intellectual property right owned or controlled by a third party; no claim has been made that the use of any Intellectual Property owned or used by Grantor (or any of its respective licensees) violates the asserted rights of any third party;

                    (ix) to the best of each Grantor's knowledge, no third party is infringing upon any Intellectual Property owned or used by such Grantor, or any of its respective licensees;

                    (x) no settlement or consents, covenants not to sue,
               nonassertion assurances, or releases have been entered into by Grantor or to which Grantor is bound that adversely effect Grantor's rights to own or use any Intellectual Property; and

                    (xi) each Grantor has not made a previous assignment, sale, transfer or agreement constituting a present or future assignment, sale, transfer or agreement of any Intellectual Property that has not been terminated or released. There is no effective financing statement or other document or instrument now executed, or on file or recorded in any public office, granting a security interest in or otherwise encumbering any part of the Intellectual Property, other than in favor of the Secured Party.

           (b) Covenants and Agreements. Each Grantor hereby covenants and agrees with the Secured Party that from and after the date of this Agreement until the payment in full of all Secured Obligations that:

                    (i) it shall not do any act or omit to do any act whereby
               any of the Intellectual Property which is material to the business of Grantor may lapse, or become abandoned, dedicated to the public, or unenforceable, or which would adversely affect the validity, grant, or enforceability of the security interest granted therein;

                    (ii) it shall not, with respect to any Trademarks which are material to the business of any Grantor, cease the use of any of such Trademarks or fail to maintain the level of the quality of products sold and services rendered under any of such Trademark at a level at least substantially consistent with the quality of such products and services as of the date hereof, and each Grantor shall take all steps necessary to insure that licensees of such Trademarks use such consistent standards of quality;

                    (iii) it shall, within thirty (30) days of the creation or acquisition of any copyrightable work which is material to the business of Grantor, apply to register the Copyright in the United States Copyright Office;

                    (iv) it shall promptly notify the Secured Party if it knows or has reason to know that any item of the Intellectual Property that is material to the business of any Grantor may become (a) abandoned or dedicated to the public or placed in the public domain, (b) invalid or unenforceable, or (c) subject to any adverse determination or development (including the institution of proceedings) in any action or proceeding in the United States Patent and Trademark Office, the United States Copyright Office, and state registry, any foreign counterpart of the foregoing, or any court;

                    (v) it shall take all reasonable steps in the United States
               Patent and Trademark Office, the United States Copyright Office, any state registry or any foreign counterpart of the foregoing, to pursue any application and maintain any registration of each Trademark, Patent, and Copyright owned by any Grantor and material to its business which is now or shall become included in the Intellectual Property (except for such works with respect to which such Grantor has determined in the exercise of its commercially reasonable judgment that it shall not seek registration) including, but not limited to, those items on
               Schedule 4.7(A), (C) and (E) (as each may be amended or supplemented from time to time);

                    (vi) in the event that any Intellectual Property owned by or exclusively licensed to any Grantor is infringed, misappropriated, or diluted by a third party, such Grantor shall promptly take all reasonable actions to stop such infringement, misappropriation, or dilution and protect its exclusive rights in such Intellectual Property including, but not limited to, the initiation of a suit for injunctive relief and to recover damages;

                    (vii) it shall promptly (but in no event more than thirty
               (30) days after any Grantor obtains knowledge thereof) report to the Secured Party (i) the filing of any application to register any Intellectual Property with the United States Patent and Trademark Office, the United States Copyright Office, or any state registry or foreign counterpart of the foregoing (whether such application is filed by such Grantor or through any agent, employee, licensee, or designee thereof) and (ii) the registration of any Intellectual Property by any such office, in each case by executing and delivering to the Secured Party a completed Pledge Supplement, substantially in the form of Exhibit A attached hereto, together with all Supplements to Schedules thereto;

                    (viii) it shall, promptly upon the reasonable request of the
               Secured Party, execute and deliver to the Secured Party any document required to acknowledge, confirm, register, record, or perfect the Secured Party's interest in any part of the Intellectual Property, whether now owned or hereafter acquired;

                    (ix) except with the prior consent of the Secured Party or as permitted under the Indenture, each Grantor shall not execute, and there will not be on file in any public office, any financing statement or other document or instruments, except financing statements or other documents or instruments filed or to be filed in favor of the Secured Party and each Grantor shall not sell, assign, transfer, license, grant any option, or create or suffer to exist any Lien upon or with respect to the Intellectual Property, except for the Lien created by and under this Agreement the Notes, the Indenture, and the other Security Documents (as defined in the Indenture);

                    (x) it shall hereafter use commercially reasonable efforts so as not to permit the inclusion in any contract to which it hereafter becomes a party of any provision that could or might in any way materially impair or prevent the creation of a security interest in, or the assignment of, such Grantor's rights and interests in any property included within the definitions of any Intellectual Property acquired under such contracts;

                    (xi) it shall take all steps reasonably necessary to protect the secrecy of all trade secrets relating to the products and services sold or delivered under or in connection with the Intellectual Property, including, without limitation, entering into confidentiality agreements with employees and labeling and restricting access to secret information and documents;

                    (xii) it shall use proper statutory notice in connection
               with its use of any of the Intellectual Property; and

                    (xiii) it shall continue to collect, at its own expense, all amounts due or to become due to such Grantor in respect of the Intellectual Property or any portion thereof. In connection with such collections, each Grantor may take (and, at the Secured Party's reasonable direction, shall take) such action as such Grantor or the Secured Party may deem reasonably necessary or advisable to enforce collection of such amounts. Notwithstanding the foregoing, the Secured Party shall have the right at any time, to notify, or require any Grantor to notify, any obligors with respect to any such amounts of the existence of the security interest created hereby.

     4.8 COMMERCIAL TORT CLAIMS

               (a) Representations and Warranties. Each Grantor hereby represents and warrants to the Secured Party that Schedule 4.8 (as such schedule may be amended or supplemented from time to time) sets forth all Commercial Tort Claims of each Grantor in excess of $100,000 individually or $1,000,000 in the aggregate; and

               (b) Covenants and Agreements. Each Grantor hereby covenants and agrees with the Secured Party that from and after the date of this Agreement until the payment in full of all Secured Obligations, the cancellation or termination of the Commitments and the cancellation or expiration of all outstanding letters of credit that with respect to any Commercial Tort Claim in excess of $100,000 individually or $1,000,000 in the aggregate hereafter arising it shall deliver to the Secured Party a completed Pledge Supplement, substantially in the form of Exhibit A attached hereto, together with all Supplements to Schedules thereto, identifying such new Commercial Tort Claims.

SECTION 5. ACCESS; RIGHT OF INSPECTION AND FURTHER ASSURANCES; ADDITIONAL
           GRANTORS.

     5.1 ACCESS; RIGHT OF INSPECTION. The Secured Party shall at all times have full and free access during normal business hours to all the books, correspondence and records of each Grantor, and the Secured Party and its representatives may examine the same, take extracts therefrom and make photocopies thereof, and each Grantor agrees to render to the Secured Party, at such Grantor's cost and expense, such clerical and other assistance as may be reasonably requested with regard thereto. The Secured Party and its representatives shall at all times also have the right to enter any premises of each Grantor and inspect any property of each Grantor where any of the Collateral of such Grantor granted pursuant to this Agreement is located for the purpose of inspecting the same, observing its use or otherwise protecting its interests therein.

     5.2 FURTHER ASSURANCES. (a) Each Grantor agrees that from time to time, at the expense of such Grantor, that it shall promptly execute and deliver all further instruments and documents, and take all further action, that may be necessary or desirable, or that the Secured Party may reasonably request, in order to create and/or maintain the validity, perfection or priority of and protect any security interest granted or purported to be granted hereby or to enable the Secured Party to exercise and enforce its rights and remedies hereunder with respect to any Collateral. Without limiting the generality of the foregoing, each Grantor shall:

               (i) file such financing or continuation statements, or amendments thereto, and execute and deliver such other agreements, instruments, endorsements, powers of attorney or notices, as may be necessary or desirable, or as the Secured Party may reasonably request, in order to perfect and preserve the security interests granted or purported to be granted hereby;

               (ii) take all actions necessary to ensure the recordation of appropriate evidence of the liens and security interest granted hereunder in the Intellectual Property with any intellectual property registry in which said Intellectual Property is registered or in which an application for registration is pending including, without limitation, the United States Patent and Trademark Office, the United States Copyright Office, the various Secretaries of State, and the foreign counterparts on any of the foregoing;

               (iii) at any reasonable time, upon request by the Secured Party, exhibit the Collateral to and allow inspection of the Collateral by the Secured Party, or persons designated by the Secured Party; and

               (iv) at the Secured Party's request, appear in and defend any action or proceeding that may affect such Grantor's title to or the Secured Party's security interest in all or any part of the Collateral.

               (b) Each Grantor hereby authorizes the Secured Party to file a Record or Records, including, without limitation, financing or continuation statements, and amendments thereto, in any jurisdictions and with any filing offices as the Secured Party may determine, in its sole discretion, are necessary or advisable to perfect the security interest granted to the Secured Party herein. Such financing statements may describe the Collateral in the same manner as described herein or may contain an indication or description of collateral that describes such property in any other manner as the Secured Party may determine, in its sole discretion, is necessary, advisable or prudent to ensure the perfection of the security interest in the Collateral granted to the Secured Party herein, including, without limitation, describing such property as "all assets" or "all personal property, whether now owned or hereafter acquired." Each Grantor shall furnish to the Secured Party from time to time statements and schedules further identifying and describing the Collateral and such other reports in connection with the Collateral as the Secured Party may reasonably request, all in reasonable detail.

               (c) Each Grantor hereby authorizes the Secured Party to modify this Agreement after obtaining such Grantor's approval of or signature to such modification by amending Schedule 4.7 (as such schedule may be amended or supplemented from time to time) to include reference to any right, title or interest in any existing Intellectual Property or any Intellectual Property acquired or developed by any Grantor after the execution hereof or to delete any reference to any right, title or interest in any Intellectual Property in which any Grantor no longer has or claims any right, title or interest.

     5.3 ADDITIONAL GRANTORS. From time to time subsequent to the date hereof, additional Persons may become parties hereto as additional Grantors (each, an "Additional Grantor"), by executing a counterpart agreement in form and substance satisfactory to the Secured Party. Upon delivery of any such counterpart agreement to the Secured Party, notice of which is hereby waived by Grantors, each Additional Grantor shall be a Grantor and shall be as fully a party hereto as if Additional Grantor were an original signatory hereto. Each Grantor expressly agrees that its obligations arising hereunder shall not be affected or diminished by the addition or release of any other Grantor hereunder, nor by any election of Secured Party not to cause any Subsidiary of Company to become an Additional Grantor hereunder. This Agreement shall be fully effective as to any Grantor that is or becomes a party hereto regardless of whether any other Person becomes or fails to become or ceases to be a Grantor hereunder.

SECTION 6. SECURED PARTY APPOINTED ATTORNEY-IN-FACT.

     6.1 POWER OF ATTORNEY. Each Grantor hereby irrevocably appoints the Secured Party as such Grantor's attorney-in-fact, with full authority in the place and stead of such Grantor and in the name of such Grantor, the Secured Party or otherwise, from time to time in the Secured Party's discretion to take any action and to execute any instrument that the Secured Party may deem reasonably necessary or advisable to accomplish the purposes of this Agreement, including, without limitation, the following:

               (a) upon the occurrence and during the continuance of any Event of Default, to obtain and adjust insurance required to be maintained by such Grantor or paid to the Secured Party pursuant to the Indenture;

               (b) upon the occurrence and during the continuance of any Event of Default, to ask for, demand, collect, sue for, recover, compound, receive and give acquittance and receipts for moneys due and to become due under or in respect of any of the Collateral;

               (c) upon the occurrence and during the continuance of any Event of Default, to receive, endorse and collect any drafts or other instruments, documents and chattel paper in connection with clause (b) above;

               (d) upon the occurrence and during the continuance of any Event of Default, to file any claims or take any action or institute any proceedings that the Secured Party may deem necessary or desirable for the collection of any of the Collateral or otherwise to enforce the rights of the Secured Party with respect to any of the Collateral;

               (e) to prepare and file any UCC financing statements against such Grantor as debtor;

               (f) to prepare, sign, and file for recordation in any intellectual property registry, appropriate evidence of the lien and security interest granted herein in the Intellectual Property in the name of such Grantor as assignor;

               (g) to take or cause to be taken all actions necessary to perform or comply or cause performance or compliance with the terms of this Agreement, including, without limitation, access to pay or discharge taxes or Liens (other than Permitted Liens) levied or placed upon or threatened against the Collateral, the legality or validity thereof and the amounts necessary to discharge the same to be determined by the Secured Party in its sole discretion, any such payments made by the Secured Party to become obligations of such Grantor to the Secured Party, due and payable immediately without demand; and

               (h) generally to sell, transfer, pledge, make any agreement with respect to or otherwise deal with any of the Collateral as fully and completely as though the Secured Party were the absolute owner thereof for all purposes, and to do, at the Secured Party's option and such Grantor's expense, at any time or from time to time, all acts and things that the Secured Party deems reasonably necessary or desirable to protect, preserve or realize upon the Collateral and the Secured Party's security interest therein in order to effect the intent of this Agreement, all as fully and effectively as such Grantor might do.

     6.2 NO DUTY ON THE PART OF SECURED PARTY. The powers conferred on the Secured Party hereunder are solely to protect the interests of the Secured Parties in the Collateral and shall not impose any duty upon the Secured Party to exercise any such powers. The Secured Party shall be accountable only for amounts that it actually receives as a result of the exercise of such powers, and neither it nor any of its officers, directors, employees or agents shall be responsible to any Grantor for any act or failure to act hereunder, except for its own gross negligence or willful misconduct.

     6.3 RATIFICATION. Each Grantor hereby ratifies all that said attorneys shall lawfully do or cause to be done by virtue hereof. All powers, authorizations and agencies contained in this Agreement are coupled with an interest and are irrevocable until this Agreement is terminated and the security interest created hereby are released.

SECTION 7. REMEDIES.

     7.1 GENERALLY.

               (a) If any Event of Default shall have occurred and be continuing, the Secured Party may exercise in respect of the Collateral, in addition to all other rights and remedies provided for herein or otherwise available to it at law or in equity, all the rights and remedies of a secured party on default under the UCC (whether or not the UCC applies to the affected Collateral) to collect, enforce or satisfy any Secured Obligations then owing, whether by acceleration or otherwise, and also may pursue any of the following separately, successively or simultaneously:

               (i) require any Grantor to, and each Grantor hereby agrees that it shall at its expense and promptly upon request of the Secured Party forthwith, assemble all or part of the Collateral as directed by the Secured Party and make it available to the Secured Party at a place to be designated by the Secured Party that is reasonably convenient to both parties;

               (ii) enter onto the property where any Collateral is located and take possession thereof with or without judicial process;

               (iii) prior to the disposition of the Collateral, store, process, repair or recondition the Collateral or otherwise prepare the Collateral for disposition in any manner to the extent the Secured Party deems appropriate; and

               (iv) without notice except as specified below or under the UCC, sell, assign, lease, license (on an exclusive or nonexclusive basis) or otherwise dispose of the Collateral or any part thereof in one or more parcels at public or private sale, at any of the Secured Party's offices or elsewhere, for cash, on credit or for future delivery, at such time or times and at such price or prices and upon such other terms as the Secured Party may deem commercially reasonable.

            (b) The Secured Party may be the purchaser of any or all of the Collateral at any public or private (to the extent any portion of the Collateral being privately sold is of a kind that is customarily sold on a recognized market or the subject of widely distributed standard price quotations) sale in accordance with the UCC and the Secured Party, as trustee for the Holders, shall be entitled, for the purpose of bidding and making settlement or payment of the purchase price for all or any portion of the Collateral sold at any such sale made in accordance with the UCC, to use and apply any of the Secured Obligations as a credit on account of the purchase price for any Collateral payable by the Secured Party at such sale. Each purchaser at any such sale shall hold the property sold absolutely free from any claim or right on the part of any Grantor, and each Grantor hereby waives (to the extent permitted by applicable law) all rights of redemption, stay and/or appraisal which it now has or may at any time in the future have under any rule of law or statute now existing or hereafter enacted. Each Grantor agrees that, to the extent notice of sale shall be required by law, at least ten (10) days notice to such Grantor of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification. The Secured Party shall not be obligated to make any sale of Collateral regardless of notice of sale having been given. The Secured Party may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned. Each Grantor agrees that it would not be commercially unreasonable for the Secured Party to dispose of the Collateral or any portion thereof by using Internet sites that provide for the auction of assets of the types included in the Collateral or that have the reasonable capability of doing so, or that match buyers and sellers of assets. Each Grantor hereby waives any claims against the Secured Party arising by reason of the fact that the price at which any Collateral may have been sold at such a private sale was less than the price which might have been obtained at a public sale, even if the Secured Party accepts the first offer received and does not offer such Collateral to more than one offeree. If the proceeds of any sale or other disposition of the Collateral are insufficient to pay all the Secured Obligations, Grantors shall be liable for the deficiency and the fees of any attorneys employed by the Secured Party to collect such deficiency. Each Grantor further agrees that a breach of any of the covenants contained in this Section will cause irreparable injury to the Secured Party, that the Secured Party has no adequate remedy at law in respect of such breach and, as a consequence, that each and every covenant contained in this Section shall be specifically enforceable against such Grantor, and such Grantor hereby waives and agrees not to assert any defenses against an action for specific performance of such covenants except for a defense that no default has occurred giving rise to the Secured Obligations becoming due and payable prior to their stated maturities. Nothing in this Section shall in any way alter the rights of the Secured Party hereunder.

         (c) The Secured Party may sell the Collateral without giving any warranties as to the Collateral. The Secured Party may specifically disclaim or modify any warranties of title or the like. This procedure will not be considered to adversely effect the commercial reasonableness of any sale of the Collateral.

         (d) If the Secured Party sells any of the Collateral on credit, the Secured Obligations will be credited only with payments actually made by the purchaser and received by the Secured Party and applied to the indebtedness of the purchaser. In the event the purchaser fails to pay for the Collateral, the Secured Party may resell the Collateral.

         (e) The Secured Party shall have no obligation to marshal any of the Collateral.

     7.2 APPLICATION OF PROCEEDS. Except as expressly provided elsewhere in this Agreement, all proceeds received by the Secured Party in respect of any sale, any collection from, or other realization upon all or any part of the Collateral shall be applied in full or in part by the Secured Party against, the Secured Obligations in the order of priority set forth in Section 506 of the Indenture.

     7.3 SALES ON CREDIT. If Secured Party sells any of the Collateral upon credit, Grantor will be credited only with payments actually made by purchaser and received by Secured Party and applied to indebtedness of the purchaser. In the event the purchaser fails to pay for the Collateral, Secured Party may resell the Collateral and Grantor shall be credited with proceeds of the sale.

     7.4 DEPOSIT ACCOUNTS. If any Event of Default shall have occurred and be continuing, the Secured Party may apply the balance from any Deposit Account or instruct the bank at which any Deposit Account is maintained to pay the balance of any Deposit Account to or for the benefit of the Secured Party.

     7.5 INVESTMENT RELATED PROPERTY.

         (a) Each Grantor recognizes that, by reason of certain prohibitions contained in the Securities Act and applicable state securities laws, the Secured Party may be compelled, with respect to any sale of all or any part of the Investment Related Property conducted without prior registration or qualification of such Investment Related Property under the Securities Act and/or such state securities laws, to limit purchasers to those who will agree, among other things, to acquire the Investment Related Property for their own account, for investment and not with a view to the distribution or resale thereof. Each Grantor acknowledges that any such private sale may be at prices and on terms less favorable than those obtainable through a public sale without such restrictions (including a public offering made pursuant to a registration statement under the Securities Act) and, notwithstanding such circumstances, each Grantor agrees that any such private sale shall be deemed to have been made in a commercially reasonable manner and that the Secured Party shall have no obligation to engage in public sales and no obligation to delay the sale of any Investment Related Property for the period of time necessary to permit the issuer thereof to register it for a form of public sale requiring registration under the Securities Act or under applicable state securities laws, even if such issuer would, or should, agree to so register it. If the Secured Party determines to exercise its right to sell any or all of the Investment Related Property, upon written request, each Grantor shall and shall cause each issuer of any Pledged Stock to be sold hereunder, each partnership and each limited liability company from time to time to furnish to the Secured Party all such information as the Secured Party may request in order to determine the number and nature of interest, shares or other instruments included in the Investment Related Property which may be sold by the Secured Party in exempt transactions under the Securities Act and the rules and regulations of the Securities and Exchange Commission thereunder, as the same are from time to time in effect.

         (b) Upon the occurrence and during the continuation of an Event of Default, the Secured Party shall have the right to apply the balance from any Deposit Account or instruct the bank at which any Deposit Account is maintained to pay the balance of any Deposit Account to or for the benefit of the Secured Party.

     7.6 INTELLECTUAL PROPERTY.

         (a) Anything contained herein to the contrary notwithstanding, upon the occurrence and during the continuation of an Event of Default:

             (i) the Secured Party shall have the right (but not the obligation) to bring suit or otherwise commence any action or proceeding in the name of any Grantor, the Secured Party or otherwise, in the Secured Party's sole discretion, to enforce any Intellectual Property, in which event such Grantor shall, at the request of the Secured Party, do any and all lawful acts and execute any and all documents required by the Secured Party in aid of such enforcement and such Grantor shall promptly, upon demand, reimburse and indemnify the Secured Party as provided in Section 10 hereof in connection with the exercise of its rights under this Section, and, to the extent that the Secured Party shall elect not to bring suit to enforce any Intellectual Property as provided in this Section, each Grantor agrees to use all reasonable measures, whether by action, suit, proceeding or otherwise, to prevent the infringement of any of the Intellectual Property by others and for that purpose agrees to diligently maintain any action, suit or proceeding against any Person so infringing as shall be necessary to prevent such infringement;

             (ii) upon written demand from the Secured Party, each Grantor shall grant, assign, convey or otherwise transfer to the Secured Party all of such Grantor's right, title and interest in and to the Intellectual Property and shall execute and deliver to the Secured Party such documents as are necessary or appropriate to carry out the intent and purposes of this Agreement;

             (iii) each Grantor agrees that such an assignment and/or recording shall be applied to reduce the Secured Obligations outstanding only to the extent that the Secured Party receives cash proceeds in respect of the sale of, or other realization upon, the Intellectual Property;

             (iv) within five (5) Business Days after written notice from the Secured Party, each Grantor shall make available to the Secured Party, to the extent within such Grantor's power and authority, such personnel in such Grantor's employ on the date of such Event of Default as the Secured Party may reasonably designate, by name, title or job responsibility, to permit such Grantor to continue, directly or indirectly, to produce, advertise and sell the products and services sold or delivered by such Grantor under or in connection with the Trademarks, Trademark Licenses, such persons to be available to perform their prior functions on the Secured Party's behalf and to be compensated by the Secured Party at such Grantor's expense on a per diem, pro-rata basis consistent with the salary and benefit structure applicable to each as of the date of such Event of Default; and

             (v) the Secured Party shall have the right to notify, or require each Grantor to notify, any obligors with respect to amounts due or to become due to such Grantor in respect of the Intellectual Property, of the existence of the security interest created herein, to direct such obligors to make payment of all such amounts directly to the Secured Party, and, upon such notification and at the expense of such Grantor, to enforce collection of any such amounts and to adjust, settle or compromise the amount or payment thereof, in the same manner and to the same extent as such Grantor might have done;

          (1) all amounts and proceeds (including checks and other instruments) received by Grantor in respect of amounts due to such Grantor in respect of the Collateral or any portion thereof shall be received in trust for the benefit of the Secured Party hereunder, shall be segregated from other funds of such Grantor and shall be forthwith paid over or delivered to the Secured Party in the same form as so received (with any necessary endorsement) to be held as cash Collateral and applied as provided by Section 7.7 hereof; and

          (2) Grantor shall not adjust, settle or compromise the amount or payment of any such amount or release wholly or partly any obligor with respect thereto or allow any credit or discount thereon.

               (b) If (i) an Event of Default shall have occurred and, by reason of cure, waiver, modification, amendment or otherwise, no longer be continuing,
(ii) no other Event of Default shall have occurred and be continuing, (iii) an assignment or other transfer to the Secured Party of any rights, title and interests in and to the Intellectual Property shall have been previously made and shall have become absolute and effective, and (iv) the Secured Obligations shall not have become immediately due and payable, upon the written request of any Grantor, the Secured Party shall promptly execute and deliver to such Grantor, at such Grantor's sole cost and expense, such assignments or other transfer as may be necessary to reassign to such Grantor any such rights, title and interests as may have been assigned to the Secured Party as aforesaid, subject to any disposition thereof that may have been made by the Secured Party; provided, after giving effect to such reassignment, the Secured Party's security interest granted pursuant hereto, as well as all other rights and remedies of the Secured Party granted hereunder, shall continue to be in full force and effect; and provided further, the rights, title and interests so reassigned shall be free and clear of any Liens granted by or on behalf of the Secured Party and the Secured Parties.

               (c) Solely for the purpose of enabling the Secured Party to exercise rights and remedies under this Section 7 and at such time as the Secured Party shall be lawfully entitled to exercise such rights and remedies, each Grantor hereby grants to the Secured Party, to the extent it has the right to do so, an irrevocable, nonexclusive license (exercisable without payment of royalty or other compensation to such Grantor), subject, in the case of Trademarks, to sufficient rights to quality control and inspection in favor of such Grantor to avoid the risk of invalidation of said Trademarks, to use, operate under, license, or sublicense any Intellectual Property now owned or hereafter acquired by such Grantor, and wherever the same may be located.

     7.7 COLLATERAL PROCEEDS.

     (a) In addition to the rights of the Secured Party specified in Section 4.3 with respect to payments of Receivables, subject to and as permitted by the terms of the Indenture, the Grantors and any Subsidiary (as defined in the Indenture), as the case may be, shall, to the extent provided by Section 1404 of the Indenture, cause Net Cash Proceeds of any Asset Sale pursuant to Section 1017 of the Indenture that involves the sale of Collateral or any Event of Loss (as defined in the Indenture) pursuant to Section 1018 of the Indenture that involves a loss of Collateral to be deposited in the Collateral Account on the Business Day on which such Net Cash Proceeds are received by the Grantor or such Subsidiary. Subject to and as permitted by the terms of the Indenture and the terms of any release or subordination contemplated by Section 1405 of the Indenture, Collateral Proceeds (as defined in the Indenture) (including any earnings thereon) may be released from the Collateral Account at the times and upon the conditions set forth in Section 1404 of the Indenture.

     (b) The Secured Party will upon the written instructions of ACE from time to time, subject to the provisions of Section 7.7(c) below and the provisions hereof, including without limitation, Sections 7.5(a) and 7.7(c), instruct the financial institution at which the Collateral Account is maintained to (i) invest amounts on deposit in the Collateral Account in such cash equivalents in the name of the Trustee as ACE may select and (ii) invest interest paid on such cash equivalents referred to in clause (i) above, and reinvest other proceeds of any such cash equivalents that may mature or be sold in each case in such cash equivalents in the name of the Trustee, as to which all actions required by
Section 4.4(b) shall have been taken as ACE may select (the cash equivalents referred to in clauses (i) and (ii) above, being, collectively, the "COLLATERAL INVESTMENTS").

     (c) Interest and proceeds that are not invested or reinvested in Collateral Investments as provided in Section 7.7(b) shall be deposited and held in the Collateral Account.

     7.8 TAX REFUNDS The Grantors shall take all actions, as of and following the Issue Date, that the Secured Party may deem necessary or desirable to arrange for all of Grantors' tax refunds (including but not limited to any abatements or refunds of real estate taxes paid for prior periods as a result of successful prosecution or settlement of an appeals procedure or otherwise) to be delivered directly to the Secured Party for the benefit of the Holders, including, without limitation, executing and delivering any and all documents, instruments, and agreements required under the Tax Code or applicable state or local law therefor, and shall not take any action to adversely impact the Secured Party's security interest in such tax refunds or for the distribution of the tax refunds directly to the Secured Party for the benefit of the Holders.

SECTION 8. SECURED PARTY.

     The Secured Party acts as the trustee on behalf of the Holders as set forth in the Indenture. The Secured Party shall be obligated, and shall have the right hereunder, to make demands, to give notices, to exercise or refrain from exercising any rights, and to take or refrain from taking any action (including, without limitation, the release or substitution of Collateral), solely in accordance with this Agreement and the Indenture. In furtherance of the foregoing provisions of this Section, each Holder, by its acceptance of the benefits hereof, agrees that it shall have no right individually to realize upon any of the Collateral hereunder, it being understood and agreed by such Holder that all rights and remedies hereunder may be exercised solely by the Secured Party for the benefit of the Holders in accordance with the terms of this Section. The Secured Party may resign as trustee or be removed and a successor trustee may be appointed, all in accordance with Sections 608, 609, and 610 of the Indenture.

SECTION 9. CONTINUING SECURITY INTEREST; TRANSFER OF NOTES.

     This Agreement shall create a continuing security interest in the Collateral and shall remain in full force and effect until the payment in full of all Secured Obligations, be binding upon each Grantor, its successors and assigns, and inure, together with the rights and remedies of the Secured Party hereunder, to the benefit of the Secured Party and its successors, transferees and assigns, for the benefit and on behalf of the Holders. Without limiting the generality of the foregoing, any Secured Party may assign or otherwise transfer any Secured Obligations held by it to any other Person subject to and in compliance with the terms of the Indenture, and such other Person shall thereupon become vested with all the benefits in respect thereof granted to the Secured Party herein or otherwise. Upon the payment in full of all Secured Obligations, the security interest granted hereby shall terminate hereunder and of record and all rights to the Collateral shall revert to Grantors. Upon any such termination the Secured Party shall, at Grantors' expense, execute and deliver to Grantors such documents as Grantors shall reasonably request to evidence such termination.

SECTION 10. STANDARD OF CARE; SECURED PARTY MAY PERFORM.

            (a) The powers conferred on the Secured Party hereunder are solely to protect its interest, for the benefit and on behalf of the Holders, in the Collateral and shall not impose any duty upon it to exercise any such powers. Except for the exercise of reasonable care in the custody of any Collateral in its possession, duties imposed under the Trust Indenture Act of 1939, and the accounting for moneys actually received by it hereunder, the Secured Party shall have no duty as to any Collateral or as to the taking of any necessary steps to preserve rights against prior parties or any other rights pertaining to any Collateral. The Secured Party shall be deemed to have exercised reasonable care in the custody and preservation of Collateral in its possession if such Collateral is accorded treatment substantially equal to that which the Secured Party accords its own property. Neither the Secured Party nor any of its directors, officers, employees or agents shall be liable for failure to demand, collect or realize upon all or any part of the Collateral or for any delay in doing so or shall be under any obligation to sell or otherwise dispose of any Collateral upon the request of any Grantor or otherwise. If any Grantor fails to perform any agreement contained herein, the Secured Party may itself perform, or cause performance of, such agreement, and the expenses of the Secured Party incurred in connection therewith shall be payable by each Grantor under Section 1408 of the Indenture.

SECTION 11. MISCELLANEOUS.

         Any notice required or permitted to be given under this Agreement shall be given in accordance with Section 105 of the Indenture. No failure or delay on the part of the Secured Party in the exercise of any power, right or privilege hereunder or under the Indenture, the Notes or the Security Documents shall impair such power, right or privilege or be construed to be a waiver of any default or acquiescence therein, nor shall any single or partial exercise of any such power, right or privilege preclude other or further exercise thereof or of any other power, right or privilege. The terms and provisions of this Agreement are in addition to and not in limitation of the provisions contained in the Notes, the Indenture, and the other Security Documents (as defined in the Indenture). All rights and remedies existing under this Agreement and the Notes, the Indenture, and the other Security Documents (as defined in the Indenture) are cumulative to, and not exclusive of, any rights or remedies otherwise available. In case any provision in or obligation under this Agreement shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby. All covenants hereunder shall be given independent effect so that if a particular action or condition is not permitted by any of such covenants, the fact that it would be permitted by an exception to, or would otherwise be within the limitations of, another covenant shall not avoid the occurrence of a Default or an Event of Default (as each term is defined in the Indenture) if such action is taken or condition exists. This Agreement shall be binding upon and inure to the benefit of the Secured Party and Grantors and their respective successors and assigns. No Grantor shall, without the prior written consent of the Secured Party given in accordance with the Indenture, assign any right, duty or obligation hereunder. This Agreement and the Notes, the Indenture, and the other Security Documents (as defined in the Indenture) embody the entire agreement and understanding between Grantors and the Secured Party and supersede all prior agreements and understandings between such parties relating to the subject matter hereof and thereof. Accordingly, this Agreement, the Notes, the Indenture, and the other Security Documents (as defined in the Indenture) may not be contradicted by evidence of prior, contemporaneous or subsequent oral agreements of the parties. There are no unwritten oral agreements between the parties. This Agreement may be executed in one or more counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document.

             THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO ITS CONFLICTS OF LAW PROVISIONS (OTHER THAN SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATION LAW).

SECTION 12. CASINO CONTROL ACT

         Notwithstanding the provisions of Section 11 hereof, each of the provisions of this Agreement is subject to and shall be enforced in compliance with the provisions of the Casino Control Act, to the extent applicable, and the regulations promulgated thereunder, unless such provisions are in conflict with the Trust Indenture Act of 1939, as amended from time to time ("TIA"), in which case the TIA shall control.

SECTION 13. REIMBURSEMENT OF LEGAL FEES

         In addition to the Grantors' obligations to compensate and reimburse the Trustee as set forth in Section 606 of the Indenture, the Grantors agree to reimburse the Requisite Lenders (as defined in the Indenture) for all legal fees and expenses incurred by Brown Rudnick Berlack Israels LLP and Wolff & Samson PC in connection with the preparation, negotiation, execution, and delivery of this Agreement and the Security Documents.

             IN WITNESS WHEREOF, each Grantor and the Secured Party have caused this Agreement to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.


                              GRANTORS:
                              ATLANTIC COAST ENTERTAINMENT
                              HOLDINGS, INC.


                              By:
                                 -----------------------------
                                  Name:
                                  Title:
                              Address: Sands Hotel & Casino, Indiana Avenue and Brighton Park, Atlantic City, NJ 08401

                              ACE GAMING, LLC


                              By:
                                 -----------------------------
                                  Name:
                                  Title:
                              Address: Sands Hotel & Casino, Indiana Avenue and Brighton Park, Atlantic City,
                              NJ 08401


                              SECURED PARTY:
                              WELL FARGO BANK, NATIONAL
                              ASSOCIATION, as Trustee


                              By:
                                 -----------------------------
                                  Name:
                                  Title:
                              Address: Sixth and Marquette
                              MAC N9303-120, Minneapolis, MN  55479

                                                                    SCHEDULE 4.1
                                                TO PLEDGE AND SECURITY AGREEMENT

                               GENERAL INFORMATION

(A) Full Legal Name, Type of Organization, Jurisdiction of Organization, Chief Executive Office/Sole Place of Business (or Residence if Grantor is a Natural Person) and Organizational Identification Number of each
         Grantor:

                                                                Chief Executive
                                                                Office/Sole Place of
                                                                Business (or
                      Type of              Jurisdiction of      Residence if Grantor
Full Legal Name       Organization         Organization         is a Natural Person)      Organization I.D.#
---------------       ------------         ------------         --------------------      ------------------
ACE Gaming, LLC         Limited            New Jersey           Sands Hotel & Casino      54-2131351
                        Liability                               Indiana Avenue &
                        Company                                 Brighton Park, Atlantic
                                                                City, NJ 08401

Atlantic Coast          Corporation        Delaware             Sands Hotel & Casino      54-2131349
Holdings                                                        Indiana Avenue &
Entertainment, Inc.                                             Brighton Park, Atlantic
                                                                City, NJ 08401

(B) Other Names (including any Trade-Name or Fictitious Business Name) under which each Grantor has conducted business for the past five (5) years:
     SANDS HOTEL & CASINO.

(C) Changes in Name, Jurisdiction of Organization, Chief Executive Office or Sole Place of Business (or Principal Residence if Grantor is a Natural Person) and Corporate Structure within past five (5) years: NONE


(D) Agreements pursuant to which any Grantor is found as debtor within past five (5) years: NONE


                                 SCHEDULE 4.1-1

(E)      Financing Statements:

Name of Grantor                                 Filing Jurisdiction(s)
---------------                                 ----------------------

ACE Gaming, LLC.               (UCC-1)            New Jersey

Atlantic Coast Entertainment   (UCC-1)            Delaware
Holdings, Inc.



                                 SCHEDULE 4.1-2

                                                                    SCHEDULE 4.2
                                                TO PLEDGE AND SECURITY AGREEMENT


Name of Grantor                       Location of Equipment and Inventory
---------------                       -----------------------------------


ACE Gaming, LLC                 Sands Hotel & Casino - Indiana Avenue and
                                Brighton Park, Atlantic City, NJ 08401

                                Warehouse Location:
                                Radio Road
                                Mystic Island
                                Little Egg Harbor Township, NJ 08087

Atlantic Coast Entertainment
Holdings, Inc.                  Sands Hotel & Casino - Indiana Avenue and
                                Brighton Park, Atlantic City, NJ 08401

                                Warehouse Location:
                                Radio Road
                                Mystic Island
                                Little Egg Harbor Township, NJ 08087


                                 SCHEDULE 4.2-1

                                                                    SCHEDULE 4.4
                                                TO PLEDGE AND SECURITY AGREEMENT


                           INVESTMENT RELATED PROPERTY

(A)(1)   Pledged Stock:  NONE

=============== ========== ============ ================ =============== ========== ============ =================
                                                                                                 % OF
                                                         STOCK                      NO. OF       OUTSTANDING
                STOCK      CLASS OF     CERTIFICATED     CERTIFICATE                PLEDGED      STOCK OF THE
GRANTOR         ISSUER     STOCK        (Y/N)            NO.             PAR VALUE  STOCK        STOCK ISSUER
=============== ========== ============ ================ =============== ========== ============ =================


=============== ========== ============ ================ =============== ========== ============ =================


(2)      Pledged LLC Interests:

===================== =================== ==================== ================== ================== ==================

                                                                                                     % OF OUTSTANDING
                                                                                                     LLC INTERESTS OF
                      LIMITED LIABILITY                         CERTIFICATE NO.    NO. OF PLEDGED       THE LIMITED
      GRANTOR              COMPANY        CERTIFICATED (Y/N)       (IF ANY)             UNITS        LIABILITY COMPANY
===================== =================== ==================== ================== ================== ==================
Atlantic Coast        Ace Gaming, LLC              N                   -                  -                100%
Entertainment
Holdings, Inc.
===================== =================== ==================== ================== ================== ==================


(3)      Pledged Partnership Interests:  NONE

==================== ================== =================== =================== ====================== =====================

                                        TYPE OF
                                        PARTNERSHIP                                                    % OF OUTSTANDING
                                        INTERESTS (E.G.,                                               PARTNERSHIP
                                        GENERAL OR                              CERTIFICATE NO.        INTERESTS OF THE
GRANTOR              PARTNERSHIP        LIMITED)            CERTIFICATED (Y/N)  (IF ANY)               PARTNERSHIP
==================== ================== =================== =================== ====================== =====================


==================== ================== =================== =================== ====================== =====================


(4)      Pledged Trust Interests:   NONE

===================== ================== ============== =================== ===================== ==========================

                                           CLASS OF
                                             TRUST                            CERTIFICATE NO.      % OF OUTSTANDING TRUST
      GRANTOR               TRUST          INTERESTS    CERTIFICATED (Y/N)        (IF ANY)         INTERESTS OF THE TRUST
===================== ================== ============== =================== ===================== ==========================


===================== ================== ============== =================== ===================== ==========================


                                 SCHEDULE 4.4-1

(5)      Pledged Debt:   NONE

===================== ================== ======================== ===================== ================= ==================

                                         ORIGINAL PRINCIPAL       OUTSTANDING
GRANTOR               ISSUER             AMOUNT                   PRINCIPAL BALANCE     ISSUE DATE        MATURITY DATE
--------------------- ------------------ ------------------------ --------------------- ----------------- ------------------


===================== ================== ======================== ===================== ================= ==================


(6)      Securities Account: NONE

========================== ======================= ===================================== ===================================

                           SHARE OF SECURITIES
GRANTOR/ACCOUNT NAME       INTERMEDIARY            ACCOUNT NUMBER                        DESCRIPTION
-------------------------- ----------------------- ------------------------------------- -----------------------------------


========================== ======================= ===================================== ===================================


(7)      Commodities Accounts:  NONE

========================== ======================= ===================================== ===================================

                           NAME OF COMMODITIES
GRANTOR/ACCOUNT NAME       INTERMEDIARY            ACCOUNT NUMBER                        DESCRIPTION
-------------------------- ----------------------- ------------------------------------- -----------------------------------


========================== ======================= ===================================== ===================================


(8)      (a)  Deposit Accounts: Concentration Account

========================== ======================= ===================================== ===================================

                           NAME OF DEPOSITARY
GRANTOR/ACCOUNT NAME       BANK                    ACCOUNT NUMBER                        DESCRIPTION
-------------------------- ----------------------- ------------------------------------- -----------------------------------
ACE Gaming, LLC            Fleet Bank NA           9429372318                            Sands Hotel Concentration Account
                           New Jersey

========================== ======================= ===================================== ===================================


         (b)  Deposit Accounts: Collection Account

========================== ======================= ===================================== ===================================

                           NAME OF DEPOSITARY
GRANTOR/ACCOUNT NAME       BANK                    ACCOUNT NUMBER                        ACCOUNT NAME/DESCRIPTION
-------------------------- ----------------------- ------------------------------------- -----------------------------------
ACE Gaming, LLC            Fleet Bank NA           9429372334                            ACE-Hotel Depository Account
                           New Jersey
                                                                                         ACE-Casino Depository A/C
                           Fleet Bank NA           9429372326
                           New Jersey



                                 SCHEDULE 4.4-2


-------------------------- ----------------------- ------------------------------------- -----------------------------------
                                                                                         ACE-Credit Card Activity
ACE Gaming, LLC            Fleet                   9429372342
                                                                                         ACE-Casino Returns
                           Fleet                   9429372350
                                                                                         ACE-Hotel Returns
                           Fleet                   9429372369



========================== ======================= ===================================== ===================================


         (c)  Deposit Accounts: Collateral Account

========================== ======================= ===================================== ===================================

                           NAME OF DEPOSITARY
GRANTOR/ACCOUNT NAME       BANK                    ACCOUNT NUMBER                        DESCRIPTION
-------------------------- ----------------------- ------------------------------------- -----------------------------------
ACE Gaming, LLC            Commerce Bank           7858014223                            Cash Collateral Account - Wells
                                                                                         Fargo

========================== ======================= ===================================== ===================================






                                 SCHEDULE 4.4-3

         (d)  Deposit Accounts: ZBA Accounts

========================== ======================= ===================================== ===================================

                           NAME OF DEPOSITARY
GRANTOR/ACCOUNT NAME       BANK                    ACCOUNT NUMBER                        DESCRIPTION
-------------------------- ----------------------- ------------------------------------- -----------------------------------
ACE Gaming, LLC            Fleet Maine N.A.        0080237373                            ACE-Accounts Payable

                           Fleet Maine N.A.        0080237381                            ACE-Case Account

                           Fleet Bank N.A.,        9429372393                            ACE-Retirement Account
                           New Jersey

                           Fleet Bank N.A.,        9429372385                            ACE-Tax Account
                           New Jersey

                           Fleet Bank N.A.,        9429372406                            ACE-Postage Account
                           New Jersey

                           Fleet Bank N.A.,        9429372377                            ACE-Lottery
                           New Jersey

========================== ======================= ===================================== ===================================


         (e)  Deposit Accounts: Others

========================== ======================= ===================================== ===================================

                           NAME OF DEPOSITARY
GRANTOR/ACCOUNT NAME       BANK                    ACCOUNT NUMBER                        DESCRIPTION
-------------------------- ----------------------- ------------------------------------- -----------------------------------
ACE Gaming, LLC            Commerce Bank           7857989557                            ACE-Payroll Account

                           Commerce Bank           7857989540                            ACE-Customer Claims

                           Commerce Bank           7857989532                            ACE-Customer Reimbursement

                                                                                         ACE-Legal Department
                           Commerce Bank           7857989565

Atlantic Coast             Fleet                   9429354435
Entertainment Holdings,
Inc.




========================== ======================= ===================================== ===================================




                                 SCHEDULE 4.4-4

(B)

Name of Grantor       Date of Acquisition    Description of Acquisition

ACE Gaming, LLC       July 22, 2004          Tier 2 Assets as defined in that
                                             certain Contribution Agreement ,
                                             by and among  GB Holdings, Inc.
                                             and Greate Bay Hotel and Casino,
                                             Inc. as Transferors (defined
                                             therein) and ACE and the Company
                                             as Transferees (defined therein)


Atlantic Coast        July 22, 2004          Tier 1 Assets as defined in that
Entertainment                                certain Contribution Agreement ,
Holdings, Inc.                               by and among  GB Holdings, Inc.
                                             and Greate Bay Hotel and Casino,
                                             Inc. as Transferors (defined
                                             therein) and ACE and the Company
                                             as Transferees (defined therein)








                                 SCHEDULE 4.4-5

                                                                    SCHEDULE 4.5
                                                TO PLEDGE AND SECURITY AGREEMENT


Name of Grantor                               Description of Material Contract
---------------                               --------------------------------



Ace Gaming, LLC                               NONE

Atlantic Coast Entertainment Holdings, Inc.   NONE











                                 SCHEDULE 4.5-1

                                                                    SCHEDULE 4.6
                                                TO PLEDGE AND SECURITY AGREEMENT



Name of Grantor                               Description of Letters of Credit
---------------                               --------------------------------



Ace Gaming, LLC                               NONE

Atlantic Coast Entertainment Holdings, Inc.   NONE









                                 SCHEDULE 4.6-1

                                                                    SCHEDULE 4.7
                                                TO PLEDGE AND SECURITY AGREEMENT


                              INTELLECTUAL PROPERTY

(A)      Copyrights - NONE

(B)      Copyright Licenses - NONE

(C)      Patents - NONE

(D)      Patent Licenses - NONE

(E)      Trademarks

FEDERAL TRADEMARKS

Ace Gaming, LLC:

--------- --------------- --------------------- ------------------ ----------------------------------------
          SERIAL NUMBER   REG. NUMBER           WORD MARK          NOTE:
--------- --------------- --------------------- ------------------ ----------------------------------------
1         78229774                              SANDS              Pre-existing duty to assign trademark
                                                                   application to Las Vegas Sands, Inc.
                                                                   upon request of Las Vegas Sands, Inc.
                                                                   per License Agreement dated on or
                                                                   around the date hereof (described
                                                                   below in (F)).
--------- --------------- --------------------- ------------------ ----------------------------------------
2         78216312        2856962               FASTPAY
--------- --------------- --------------------- ------------------ ----------------------------------------

 Atlantic Coast Holdings Entertainment, Inc.:  NONE.

NEW JERSEY STATE TRADEMARKS

Ace Gaming, LLC:

------------------------- ----------------------
WORD MARK                 SERIAL NOS.
------------------------- ----------------------
THE PLAZA CLUB            00065830
                          00065831
                          00065832
------------------------- ----------------------
THE FOOD COURT            00460812
                          00460813
                          00460814
------------------------- ----------------------




                                 SCHEDULE 4.7-1

Atlantic Coast Holdings Entertainment, Inc.:  NONE.

COMMON LAW TRADEMARKS:

ACE Gaming, LLC:

         WORD MARK
         Swingers

Atlantic Coast Holdings Entertainment, Inc.:  NONE.

(F)      Trademark Licenses

         ACE Gaming, LLC (by Assignment, on or around the date hereof, from Graete Bay Hotel and Casino, Inc. to ACE Gaming, LLC):

         License Agreement, dated on or around the date hereof, between Las Vegas Sands, Inc. and Greate Bay Hotel and Casino, Inc. wherein Las Vegas Sands, Inc. grants an exclusive license to use the SANDS mark as shown in US Trademark Registration No. 1,209,102 and is the subject of a new application to register the mark "SANDS" [stylized] No. 78, 299, 774.

         Atlantic Coast Holdings Entertainment, Inc.:  NONE.


(G)      Trade Secret Licenses - NONE

(H)      Intellectual Property Matters - NONE








                                 SCHEDULE 4.7-2

                                                                    SCHEDULE 4.8
                                                TO PLEDGE AND SECURITY AGREEMENT



      Name of Grantor                         Commercial Tort Claims
      ---------------                         ----------------------
Ace Gaming, LLC                                      NONE.

Atlantic Coast Entertainment Holdings, Inc.          NONE.








                                 SCHEDULE 4.8-1

                                                                       EXHIBIT A
                                                TO PLEDGE AND SECURITY AGREEMENT


                                PLEDGE SUPPLEMENT

         This PLEDGE SUPPLEMENT, dated [MM/DD/YY], is delivered pursuant to the Pledge and Security Agreement, dated as of [MM/DD/YY] (as it may be from time to time amended, restated, modified or supplemented, the "SECURITY AGREEMENT"), among [NAME OF COMPANY], the other Grantors named therein, and [NAME OF TRUSTEE], as the Secured Party. Capitalized terms used herein not otherwise defined herein shall have the meanings ascribed thereto in the Security Agreement.

         Grantor hereby confirms the grant to the Secured Party set forth in the Security Agreement of, and does hereby grant to the Secured Party, a security interest in all of Grantor's right, title and interest in and to all Collateral to secure the Secured Obligations, in each case whether now or hereafter existing or in which Grantor now has or hereafter acquires an interest and wherever the same may be located. Grantor represents and warrants that the attached Supplements to Schedules accurately and completely set forth all additional information required pursuant to the Security Agreement and hereby agrees that such Supplements to Schedules shall constitute part of the Schedules to the Security Agreement.

         IN WITNESS WHEREOF, Grantor has caused this Pledge Supplement to be duly executed and delivered by its duly authorized officer as of [MM/DD/YY].


                                         [NAME OF GRANTOR]


                                         By:_____________________________
                                         Name:
                                         Title:



                                   EXHIBIT A-1

                                                SUPPLEMENT TO SCHEDULE 4.1
                                                TO PLEDGE AND SECURITY AGREEMENT


Additional Information:

(A) Full Legal Name, Type of Organization, Jurisdiction of Organization, Chief Executive Office/Sole Place of Business (or Residence if Grantor is a Natural Person) and Organizational Identification Number of each
         Grantor:

                                                                                  Chief Executive
                                                                                  Office/Sole Place of
                                                                                  Business (or
                                                             Jurisdiction of      Residence if Grantor
Full Legal Name                 Type of Organization         Organization         is a Natural Person)      Organization I.D.#
---------------                 --------------------         ------------         --------------------      ------------------







(B) Other Names (including any Trade-Name or Fictitious Business Name) under which each Grantor has conducted business for the past five (5) years:

Name of Grantor                       Description of Agreement
---------------                       ------------------------


(C) Changes in Name, Jurisdiction of Organization, Chief Executive Office or Sole Place of Business (or Principal Residence if Grantor is a Natural Person) and Corporate Structure within past five (5) years:


Full Legal Name                       Trade Name or Fictitious Business Name
---------------                       --------------------------------------


(D) Agreements pursuant to which any Grantor is found as debtor within past five (5) years:


Name of Grantor          Date of Change          Description of Change
---------------          --------------          ---------------------




                                  EXHIBIT 1.1

(E)      Financing Statements:


Name of Grantor                               Filing Jurisdiction(s)
---------------                               ----------------------








                                  EXHIBIT 1.2

                                                      SUPPLEMENT TO SCHEDULE 4.2
                                                TO PLEDGE AND SECURITY AGREEMENT

Additional Information:

Name of Grantor                         Location of Equipment and Inventory
---------------                         -----------------------------------










                                  EXHIBIT 1.3

                                                      SUPPLEMENT TO SCHEDULE 4.4
                                                TO PLEDGE AND SECURITY AGREEMENT

Additional Information:

(A)

Pledged Stock:

Pledged Partnership Interests:

Pledged LLC Interests:

Pledged Trust Interests:

Pledged Debt:

Securities Account:

Commodities Accounts:

Deposit Accounts:

(B)


Name of Grantor           Date of Acquisition        Description of Acquisition
---------------           -------------------        --------------------------





                                  EXHIBIT 1.4

                                                      SUPPLEMENT TO SCHEDULE 4.5
                                                TO PLEDGE AND SECURITY AGREEMENT

Additional Information:


Name of Grantor                          Description of Material Contract
---------------                          --------------------------------









                                  EXHIBIT 1.5

                                                      SUPPLEMENT TO SCHEDULE 4.6
                                                TO PLEDGE AND SECURITY AGREEMENT

Additional Information:


Name of Grantor                         Description of Letters of Credit
---------------                         --------------------------------









                                  EXHIBIT 1.6

                                                      SUPPLEMENT TO SCHEDULE 4.7
                                                TO PLEDGE AND SECURITY AGREEMENT

Additional Information:

(A)      Copyrights

(B)      Copyright Licenses

(C)      Patents

(D)      Patent Licenses

(E)      Trademarks

(F)      Trademark Licenses

(G)      Trade Secret Licenses

(H)      Intellectual Property Matters








                                  EXHIBIT 1.7

                                                      SUPPLEMENT TO SCHEDULE 4.8
                                                TO PLEDGE AND SECURITY AGREEMENT

Additional Information:


Name of Grantor                             Commercial Tort Claims
---------------                             ----------------------










                                  EXHIBIT 1.8

                                                                       EXHIBIT B
                                                TO PLEDGE AND SECURITY AGREEMENT

                        FORM OF ACCOUNT CONTROL AGREEMENT


         This Account Control Agreement dated as of __________, 200[ ] among ________________ (the "Debtor"), WELLS FARGO BANK, NATIONAL ASSOCIATION, as trustee (the "Trustee") for the Holders under an Indenture dated as of July 22, 2004 among Atlantic Coast Entertainment Holdings, Inc., a Delaware corporation (the "Company"), as issuer, the Secured Party, as trustee, and ACE Gaming, LLC, a New Jersey limited liability company, as a ("ACE"), as guarantor (the "Indenture"), and ____________ in its capacity as a "securities intermediary" (as defined in Section 8-102 of the UCC and a "bank" as defined in Section 9-102 of the UCC (in such capacities, the "Financial Institution"). Capitalized terms used but not defined herein shall have the meaning assigned in the Pledge and Security Agreement dated as of July 22, 2004 between the Debtor, the other grantors therein and the Trustee (the "Security Agreement"). All references herein to the "UCC" shall mean the Uniform Commercial Code as in effect in the State of New York.

1. ESTABLISHMENT OF COLLATERAL ACCOUNTS. The Financial Institution hereby confirms and agrees that:

     (a) The Financial Institution has established the following accounts:

          (i) the "[IDENTIFY EXACT TITLE OF ACCOUNT]" with account number [IDENTIFY ACCOUNT NUMBER] in the name "[IDENTIFY EXACT TITLE OF ACCOUNT]" in the name of "[identify name of account holder]" (the "_____ Account");

          (ii) the "[identify exact title of account]" with account number [identify account number] in the name "[identify exact title of account]" in the name of "[identify name of account holder]" (the "_____ Account"); and


          (iii) the "[IDENTIFY EXACT TITLE OF ACCOUNT]" with account number [IDENTIFY ACCOUNT NUMBER] in the name "[IDENTIFY EXACT TITLE OF ACCOUNT]" in the name of "[identify name of account holder]" (the "_____ Account").

Each such account and any successor account, being referred to herein individually as a "Pledged Account" and collectively as the "Pledged Accounts." The Financial Institution shall not change the name or account number of any Pledged Account without the prior written consent of the Secured Party1;

     (b) Each of the Pledged Accounts are either a "securities account" (as defined in Section 8-501 of the UCC) or a "deposit account" as defined in Section 9-102(a)(29) of the UCC). The Financial Intermediary acknowledges and agrees that the ____ Account[s] are intended to be deposit accounts and the _________ Account[s] are intended to be securities accounts. Notwithstanding such intention, as used herein "Deposit Account" shall mean any Pledged Account which is determined to be a "deposit account" (within the meaning of Section 9-102(a)(29) of the UCC and "Securities Account" shall mean any Pledged Account which is determined to be a "securities account" (within the meaning of Section 8-501 of the UCC .

     (c) All securities or other property underlying any financial assets credited to any Securities Account shall be registered in the name of the Financial Institution, indorsed to the Financial Institution or in blank or credited to another securities account maintained in the name of the Financial Institution and in no case will any financial asset credited to any Securities Account be registered in the name of the Debtor, payable to the order of the Debtor or specially indorsed to the Debtor except to the extent the foregoing have been specially indorsed to the Financial Institution or in blank;

     (d) All property delivered to the Financial Institution pursuant to the Security Agreement will be promptly credited to one of the Pledged Accounts.

2. "FINANCIAL ASSETS" ELECTION. The Financial Institution hereby agrees that each item of property (whether investment property, financial asset, security, instrument or cash) credited to any Pledged Account that is a Securities Account shall be treated as a "financial asset" within the meaning of Section 8-102(a)(9) of the UCC.

3. CONTROL OF THE PLEDGED ACCOUNTS. If at any time the Financial Institution shall receive any order from the Trustee directing transfer or redemption of any financial asset relating to a Pledged Account or any instruction originated by the Trustee directing the disposition of funds in a Pledged Account, the Financial Institution shall comply with such entitlement order or instruction without further consent by the Debtor or any other person.

4. SUBORDINATION OF LIEN; WAIVER OF SET-OFF. In the event that the Financial Institution has or subsequently obtains by agreement, by operation of law or otherwise a security interest in any Pledged Account or any security entitlement or cash credited thereto, the Financial Institution hereby agrees that such security interest shall be subordinate to the security interest of the Trustee. The financial assets, money and other items credited to any Pledged Account will not be subject to deduction, set-off, banker's lien, or any other right in favor of any person other than the Secured Party (except that the Financial Institution may set off (i) all amounts due to the Financial Institution in respect of customary fees and expenses for the routine maintenance and operation of the respective Pledged Account and (ii) the face amount of any checks which have been credited to such Pledged Account but are subsequently returned unpaid because of uncollected or insufficient funds).

5. CHOICE OF LAW. This Agreement shall each be governed by the laws of the State of New York. Regardless of any provision in any other agreement, for purposes of the UCC, New York shall be deemed to be the Financial Institution's jurisdiction (within the meaning of Section 9-304 of the

     UCC and Section 8-110 of the UCC). The Pledged Accounts shall be governed by the laws of the State of New York.

6.   CONFLICT WITH OTHER AGREEMENTS.

     (a) In the event of any conflict between this Agreement (or any portion thereof) and any other agreement now existing or hereafter entered into, the terms of this Agreement shall prevail;

     (b) No amendment or modification of this Agreement or waiver of any right hereunder shall be binding on any party hereto unless it is in writing and is signed by all of the parties hereto;

     (c)  The Financial Institution hereby confirms and agrees that:

          (i) There are no other agreements entered into between the Financial Institution and the Debtor with respect to any Pledged Account [EXCEPT FOR [IDENTIFY OTHER AGREEMENTS] (THE "ACCOUNT AGREEMENTS")];

          (ii) It has not entered into, and until the termination of the this agreement will not enter into, any agreement with any other person relating the Pledged Accounts and/or any financial assets credited thereto pursuant to which it has agreed to comply with entitlement orders (as defined in Section 8-102(a)(8) of the UCC) or instructions (within the meaning of Section 9-104 of the UCC) of such other person; and

         (iii) It has not entered into, and until the termination of this agreement will not enter into, any agreement with the Debtor or the Trustee purporting to limit or condition the obligation of the Financial Institution to comply with entitlement orders or instructions.

7. ADVERSE CLAIMS. Except for the claims and interest of the Trustee and of the Debtor in the Pledged Accounts, the Financial Institution does not know of any lien on or claim to, or interest in, any Pledged Account or in any "financial asset" (as defined in Section 8-102(a) of the UCC) credited thereto. If any person asserts any lien, encumbrance or adverse claim (including any writ, garnishment, judgment, warrant of attachment, execution or similar process) against the Pledged Accounts or in any financial asset carried therein, the Financial Institution will promptly notify the Trustee and the Debtor thereof.

8. MAINTENANCE OF ACCOUNTS. In addition to, and not in lieu of, the obligation of the Financial Institution to honor entitlement orders and instructions as set forth in Section 3 hereof, the Financial Institution agrees to maintain the Pledged Accounts as follows:

     (a) Notice of Sole Control. If at any time the Trustee delivers to the Financial Institution a Notice of Sole Control in substantially the form set forth in Exhibit A hereto, the Financial Institution agrees that after receipt of such notice, it will take all instruction with respect to the Pledged Accounts solely from the Trustee and shall not comply with instructions or entitlement orders of any other person.

     (b) Statements and Confirmations. The Financial Institution will promptly send copies of all statements, confirmations and other correspondence concerning (i) any Securities Account and/or any financial assets credited thereto and (ii) any Deposit Account, simultaneously to each of the Debtor and the Trustee at the address for each set forth in
          Section 12 of this Agreement.

     (c) Tax Reporting. All items of income, gain, expense and loss recognized in any Securities Account and all interest, if any, relating to any Deposit Account, shall be reported to the Internal Revenue Service and all state and local taxing authorities under the name and taxpayer identification number of the Debtor.

     (d) Voting Rights. Until such time as the Financial Institution receives a Notice of Sole Control pursuant to subsection (a) of this Section 8, the Debtor shall direct the Financial Institution with respect to the voting of any financial assets credited to the Pledged Accounts.

     (e) Permitted Investments. Until such time as the Financial Institution receives a Notice of Sole Control signed by the Trustee, the Debtor shall direct the Financial Institution with respect to the selection of investments to be made for any Pledged Account that is a securities account; provided, however, that the Financial Institution shall not honor any instruction to purchase any investments other than investments of a type describe on Exhibit B hereto.

9. REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE FINANCIAL INSTITUTION. The Financial Institution hereby makes the following representations, warranties and covenants:

     (a)  The Pledged Accounts have each been established as set forth in
          Section 1 and such Pledged Accounts will be maintained in the manner set forth herein until termination of this Agreement; and

     (b) This Account Control Agreement is the valid and legally binding obligations of the Financial Institution.

10. INDEMNIFICATION OF FINANCIAL INSTITUTION. The Debtor and the Trustee hereby agree that (a) the Financial Institution is released from any and all liabilities to the Debtor and the Trustee arising from the terms of this agreement and the compliance of the Financial Institution with the terms hereof, except to the extent that such liabilities arise from the Financial Institution's negligence


                                 Exhibit C-C-12
     and (b) the Debtor, its successors and assigns shall at all times indemnify and save harmless the Financial Institution from and against any and all claims, actions and suits of others arising out of the terms of this agreement or the compliance of the Financial Institution with the terms hereof, except to the extent that such arises from the Financial Institution's negligence, and from and against any and all liabilities, losses, damages, costs, charges, counsel fees and other expenses of every nature and character arising by reason of the same, until the termination of this agreement.

11. SUCCESSORS; ASSIGNMENT. The terms of this Agreement shall be binding upon, and shall inure to the benefit of, the parties hereto and their respective corporate successors or heirs and personal representatives who obtain such rights solely by operation of law. The Trustee may assign its rights hereunder only with the express written consent of the Financial Institution and by sending written notice of such assignment to the Debtor.

12. NOTICES. Any notice, request or other communication required or permitted to be given under this Agreement shall be in writing and deemed to have been properly given when delivered in person, or when sent by telecopy or other electronic means and electronic confirmation of error free receipt is received or two days after being sent by certified or registered United States mail, return receipt requested, postage prepaid, addressed to the party at the address set forth below.


     Debtor:


     Trustee:


     Financial Institution:


             Any party may change his address for notices in the manner set forth above.

13. TERMINATION. The obligations of the Financial Institution to the Trustee pursuant to this Control Agreement shall continue in effect until the security interests of the Trustee in each of the Pledged Accounts have been terminated pursuant to the terms of the Security Agreement and the Trustee has notified the Financial Institution of such termination in writing. The Trustee agrees to provide Notice of Termination in substantially the form of Exhibit C hereto to the Financial Institution upon the request of the Debtor on or after the termination of the Trustee's security interest in the Pledged Accounts pursuant to the terms of the Security Agreement. The termination of this Control Agreement shall not terminate the Pledged Accounts or alter the obligations of the Financial Institution to the Debtor pursuant to any other agreement with respect to the Pledged Accounts.


                                 Exhibit C-C-13

14. COUNTERPARTS. This Agreement may be executed in any number of counterparts, all of which shall constitute one and the same instrument, and any party hereto may execute this Agreement by signing and delivering one or more counterparts.



                                    [NAME OF DEBTOR]


                                    By:
                                       -----------------------------
                                       Name:
                                       Title:



                                    WELLS FARGO BANK, NATIONAL ASSOCIATION
                                    as Trustee


                                    By:
                                       -----------------------------
                                       Name:
                                       Title:



                                    [NAME OF INSTITUTION SERVING AS
                                    FINANCIAL INSTITUTION]


                                    By:
                                       -----------------------------
                                       Name:
                                       Title:


                                 Exhibit C-C-14

                                                                       Exhibit A


                             [Letterhead of Trustee]


                                                       [Date]


[Name and Address of Financial Institution]



Attention: __________________

                           Re:  Notice of Sole Control

Ladies and Gentlemen:

                  As referenced in the Account Control Agreement, dated _______, 200_, among [insert name of the Debtor], you and the undersigned (a copy of which is attached) we hereby give you notice of our sole control over each of the Pledged Accounts and all financial assets or funds credited thereto. You are hereby instructed not to accept any direction, instructions or entitlement orders or instructions with respect to the Pledged Accounts or the financial assets or funds credited thereto from any person other than the undersigned, unless otherwise ordered by a court of competent jurisdiction.

                  You are instructed to deliver a copy of this notice by facsimile transmission to [insert name of the Debtor].

                                         Very truly yours,

                                         WELLS FARGO BANK, NATIONAL ASSOCIATION
                                         as Trustee



                                         By: ______________________
                                             Name:
                                             Title:


cc:  [Name of Debtor]




                                 Exhibit C-C-15

                                                                       Exhibit B


                              Permitted Investments










                                 Exhibit C-C-16

                                                                       Exhibit C


                            [Letterhead of Trustee]


                                              [Date]


[Name and Address of Financial Institution]

Attention:


                     Re:     Termination of Account
                             Control Agreement

                  You are hereby notified that the Account Control Agreement between you, [THE DEBTOR] and the undersigned (a copy of which is attached) is terminated and you have no further obligations to the undersigned pursuant to such Agreement. Notwithstanding any previous instructions to you, you are hereby instructed to accept all future directions with respect to account number(s) ______________ from [THE DEBTOR]. This notice terminates any obligations you may have to the undersigned with respect to such account, however nothing contained in this notice shall alter any obligations which you may otherwise owe to [THE DEBTOR] pursuant to any other agreement.

                  You are instructed to deliver a copy of this notice by facsimile transmission to [insert name of Debtor].

                                    Very truly yours,
                                    WELLS FARGO BANK, NATIONAL ASSOCIATION
                                    As Trustee




                                    By: ______________________
                                        Name:
                                        Title:

cc:  [Name of Debtor]




                                 Exhibit C-C-17

                                                                       EXHIBIT C
                                                TO PLEDGE AND SECURITY AGREEMENT


               FORM OF PERSONAL PROPERTY SECURITY INTEREST OPINION


                                              [INSERT DATE]


[INSERT FULL NAME AND ADDRESS OF THE TRUSTEE]

         RE:  ATLANTIC COAST ENTERTAINMENT HOLDINGS, INC.

Ladies and Gentlemen:

                  We have acted as special counsel to Atlantic Coast Entertainment Holdings, Inc., a Delaware corporation (the "Company"), each of the Company's subsidiaries listed on Schedule 1 hereto (each of the Company and such subsidiaries, a "Grantor" and, collectively, the "Grantors"), in connection with the preparation, execution and delivery of the Pledge and Security Agreement, dated [the date hereof] (the "Security Agreement"), between each of the Grantors and WELLS FARGO BANK, NATIONAL ASSOCIATION, as trustee (the "Trustee") for the Holders under an Indenture dated as of July 22, 2004 among Atlantic Coast Entertainment Holdings, Inc., a Delaware corporation (the "Company"), as issuer, the Secured Party, as trustee, and ACE Gaming, LLC, a New Jersey limited liability company, as a ("ACE"), as guarantor (the "Indenture")This opinion is being delivered pursuant to Section [ ] of the Security Agreement.

                  In our examination we have assumed the genuineness of all signatures including endorsements, the legal capacity of natural persons, the authenticity of all documents submitted to us as originals, the conformity to original documents of all documents submitted to us as facsimile, electronic, certified or photostatic copies, and the authenticity of the originals of such copies. As to any facts material to this opinion which we did not independently establish or verify, we have relied upon statements and representations of the Grantors and their officers and other representatives and of public officials, including the facts and conclusions set forth therein.

                  In rendering the opinions set forth herein, we have examined and relied on originals or copies of the following:

                 (a) the Security Agreement;

(b) [the letter, dated [INSERT DATE] from each Grantor to the Trustee authorizing the filing of UCC financing statements (the "Authorization Letter");]

                 (c) an acknowledgment copy of a financing statement bearing file date _____ and file number _____ [ALTERNATIVELY: an unfiled copy of a financing statement] [ALTERNATIVELY: a print out of a confirmation of an electronic data transmission of financing statement information, bearing file date_____ and file number_____] identifying the name of each Grantor listed on
Schedule 2


                                 Exhibit C-C-18
hereto, as debtor and "Wells Fargo Bank, National Association, as Trustee", as secured party, which was filed [ALTERNATIVELY: we understand will be filed within ten (10) days of the transfer of the security interest] in the filing office identified opposite each Grantor's name on Schedule 2 hereto (such filing office(s), the "Filing Office(s)" and such financing statement, the "Financing Statement(s)");

                 (d) the account agreement dated as of ________ between [IDENTIFY NAME OF APPLICABLE GRANTOR] and the Financial Institution pursuant to which the Pledged Account (as such terms are defined below) was established;

                 (e) a certified copy of the organization document identified on
Schedule 3 hereto as to each Grantor's existence in such state (the "Secretary of State Certificates"); and

                 (f) such other documents as we have deemed necessary or appropriate as a basis for the opinions set forth below.

                 Capitalized terms used herein and not otherwise defined herein shall have the same meanings as set forth in the Security Agreement. As used herein:

                 (i) "UCC" means (a) the New York UCC, (b) the Filing State UCC, and (c) the [IDENTIFY NAME OF STATE OF FINANCIAL INSTITUTION'S JURISDICTION AS IDENTIFIED IN (VIII) BELOW] UCC (in each case as such term is defined below), as applicable.

                 (ii) "UCC Collateral" means the Collateral (as such term is defined in the Security Agreement) to the extent such collateral is of a type subject to Article 9 of the UCC.

                 (iii) "Delaware UCC" means the Uniform Commercial Code as in effect on the date hereof in the State of Delaware (without regard to laws referenced in Section 9-201 thereof).

                 (iv) "New York UCC" means the Uniform Commercial Code as in effect on the date hereof in the State of New York (without regard to laws referenced in Section 9-201 thereof).

                 (v) "Filing State" means [IDENTIFY NAME OF STATE(S) WHERE THE FINANCING STATEMENTS ARE FILED].

                 (vi) "Filing State UCC" means the Uniform Commercial Code as in effect on the date hereof in the Filing State (without regard to laws referenced in Section 9-201 thereof).

                 (vii) "Possessory Certificates" means the certificates identified on Schedule 4 hereto.

                 (viii) "[IDENTIFY NAME OF STATE OF FINANCIAL INSTITUTION'S JURISDICTION] UCC" means the Uniform Commercial Code as in effect on the date hereof in the State of [IDENTIFY NAME OF STATE OF FINANCIAL INSTITUTION'S JURISDICTION] (without regard to laws referenced in Section 9-201 thereof).

                 (ix) "Pledged Account" means account number [INSERT ACCOUNT NUMBER] established at [INSERT NAME OF FINANCIAL INSTITUTION THAT ESTABLISHED THE PLEDGED ACCOUNT] in the name of [INSERT EXACT NAME ON ACCOUNT].

                                 Exhibit C-C-19

                 (x) "Financial Institution" means [INSERT NAME OF FINANCIAL INSTITUTION THAT ESTABLISHED THE PLEDGED ACCOUNT].

                 We express no opinion with respect to any laws other than the UCC and, for purposes of opinion paragraph 5, [INSERT CORPORATE LAW OF FILING STATE, E.G., THE DELAWARE GENERAL CORPORATION LAW].

                 We have this date delivered to you our opinion with respect to the enforceability of the Security Agreement and certain other transaction agreements. We call to your attention that the opinions set forth herein with respect to the security interest of the Trustee are subject to the qualifications contained in such other opinion.

                 Based upon the foregoing and subject to the limitations, qualifications, exceptions and assumptions set forth herein, we are of the opinion that:

                 1. Under the Delaware UCC, the provisions of the Security Agreement are effective to create a valid security interest in each Grantor's rights in the UCC Collateral in favor of the Trustee to secure the Secured Obligations (as defined in the Security Agreement).

                 2. [TO BE GIVEN BY LOCAL COUNSEL, IF APPROPRIATE] Pursuant to the [Authorization Letter][Security Agreement], each Grantor has authorized for purposes of Section 9-509 of the Filing State UCC the filing of the Financing Statement naming such Grantor as debtor and identifying the UCC Collateral.

                 3. [TO BE GIVEN BY LOCAL COUNSEL, IF APPROPRIATE] Each of the Financing Statements includes not only all of the types of information required by Section 9-502(a) of the Filing State UCC but also the types of information without which the Filing Office may refuse to accept the Financing Statements pursuant to Section 9-516 of the Filing State UCC.

                 4. [TO BE GIVEN BY LOCAL COUNSEL, IF APPROPRIATE] Under the Filing State UCC, the security interest of the Trustee will be perfected in each of the Grantor's rights in all UCC Collateral upon the later of the attachment of the security interest and the filing of the Financing Statements in the Filing Office, we express no opinion, with respect to (i) money, (ii) deposit accounts, (iii) letter of credit rights (iv) goods covered by a certificate of title statute, (v) as-extracted collateral, timber to be cut, (vi) any property subject to a statute, regulation or treaty of the United States whose requirements for a security interest's obtaining priority over the rights of a lien creditor with respect to the property preempt Section 9-310(a) of the Filing State UCC or (vii) any goods subject to a negotiable document of title.

                 5. [TO BE GIVEN BY LOCAL COUNSEL, IF APPROPRIATE] You have asked whether each Grantor is a "registered organization" as defined in the Filing State UCC. Pursuant to [IDENTIFY SECTION REFERENCE OF APPLICABLE CORPORATE LAW, E.G., SS.SS.101(A) AND 103(6) OF THE DELAWARE GENERAL CORPORATION LAW], the [SECRETARY OF STATE] of the Filing State is required to maintain a public record showing each Grantor to have been organized. Based on our review of the Secretary of State Certificates, we are of the opinion that under the Filing State UCC and the [INSERT CORPORATE LAW OF FILING STATE], each Grantor is a "registered organization."

                 6. Assuming that none of the Trustee or any Secured Party has notice of any adverse claims with respect to the Possessory Certificates and that such certificates are indorsed in blank

                                 Exhibit C-C-20
or by an effective indorsement to the Trustee, the Trustee will acquire such Possessory Certificates (and the shares represented thereby) free of any adverse claims under Section 8-303 of the New York UCC upon the later of the attachment of the security interest and the delivery of such Possessory Certificates to the Trustee. As used herein, "notice of adverse claim" has the meaning set forth in
Section 8-105 of the UCC and includes, without limitation, any adverse claim that the Trustee or any Secured Party would discover upon any investigation which such person has a duty, imposed by statute or regulation, to investigate.

                 7. Under the [IDENTIFY NAME OF STATE OF FINANCIAL INSTITUTION'S JURISDICTION] UCC, the provisions of the Control Agreement are effective to perfect the security interest of the Trustee in [IDENTIFY NAME OF APPLICABLE GRANTOR]'s rights in the Pledged Account.


                 Our opinions are subject to the following qualifications:

                 (a) We have assumed that each Grantor owns, or with respect to after-acquired property will own, the UCC Collateral granted by it, and we express no opinion as to the nature or extent of each Grantor's rights in any of the applicable UCC Collateral and we note that with respect to any after-acquired property, the security interest will not attach until such Grantor acquires ownership thereof.

                 (b) Our opinion with respect to proceeds is subject to the limitations set forth in Section 9-315 of the UCC and, in addition, we call to your attention that in the case of certain types of proceeds, other parties such as holders in due course, protected purchasers of securities, persons who obtain control over securities entitlements and buyers in the ordinary course of business may acquire a superior interest or may take their interest free of the security interest of a secured party.

                 (c) We express no opinion with respect to commercial tort claims.

                 (d) We express no opinion with respect to any goods which are accessions to, or commingled or processed with, other goods to the extent that the security interest is limited by Section 9-335 or 9-336 of the UCC.

                 (e) We note that we have delivered to you our opinion with respect to each Grantor's status as a "registered organization." Except to the extent that this determination is an element of your choice of law analysis, we express no opinion with respect to the choice of law governing perfection, the effect of perfection and non-perfection or priority of the security interest.

                 (f) For purposes of our opinion paragraph 5, we have assumed that each Grantor is and will remain "organized solely" (within the meaning of Section 9-102(a)(70) of the UCC) under the laws of the State of the Filing State.

                 (g) We express no opinion with respect to the nature or extent of the securities intermediary's rights in, or title to, the securities or other financial assets underlying any "security entitlement" now or hereafter credited to a securities account. Furthermore, we express no opinion with respect to any property or assets now or hereafter credited to a securities account that is not a "financial asset" and we express no opinion whether or to what extent any particular item of property credited to such securities account is a "financial asset". We note that to the extent the securities intermediary maintains any financial asset in a "clearing corporation" (as defined in Section 8-102(5) of the UCC),


                                 Exhibit C-C-21
pursuant to Section 8-111 of the UCC, the rules of such clearing corporation may affect the rights of the securities intermediary.

                 (h) We have assumed that the Control Agreement is the legal, valid, binding and enforceable obligation of each of the parties thereto other than the applicable Grantor.

                 (i) We have assumed that the Pledged Account is either a "deposit account" (as defined in the UCC) and the Financial Institution is an organization that is engaged in the business of banking or (ii) is a "securities account"(as defined in the UCC) and the Financial Institution in the ordinary course of its business maintains securities accounts for customers and is acting in that capacity.

                 (j) We call to your attention that pursuant to Section 9-340 of the UCC, a bank with which a deposit account is maintained may continue to exercise any right of recoupment or set-off against a secured party that holds a security interest in the deposit account.

         This opinion is being furnished only to you in connection with the Security Agreement and is solely for your benefit and is not to be used, circulated, quoted or otherwise referred to for any other purpose or relied upon by any other person or entity for any purpose without our prior written consent except that subsidiaries of the Company who subsequently become assignees pursuant to Section __ of the Notes or the Indenture may rely on it as if it was addressed to the Trustee for their benefit.

                                                     Very truly yours,

                                 Exhibit C-C-22

                                   SCHEDULE 1

       List of Subsidiaries of Atlantic Coast Entertainment Holdings, Inc.


---------------------------------------- ---------------------------------------
FULL NAME OF GRANTOR                     Jurisdiction of Organization
---------------------------------------- ---------------------------------------






                                 Exhibit D-A-1

                                   SCHEDULE 2

              Schedule Information on face of Financial Statements

Full Name of     Full Name of                         Filing
    Grantor      Secured Party      Filing Office   Jurisdiction  File Number    File Date







                                 Exhibit D-A-2

                                   SCHEDULE 3

                          Certificates of Organization

                         Type of Organization                                                       Public Office(r)
Full Name of Grantor            Document         State of Organization    Date of Certificates     Issuing Certificates







                                 Exhibit D-A-3

                                   SCHEDULE 4

                             Possessory Certificates


Issuer    Certificate Numbers     Registered Owner      Number of Shares    Certificate Date










                                 Exhibit D-A-4